As filed with the Securities and Exchange Commission on April 15, 2005

Registration No. 33-86696/811-8878

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 4	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940

Amendment No. 13	☒
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(Name of Depositor)

4 Manhattanville Road

Purchase, New York 10577

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code:

(727) 299-1531

Robert F. Colby, Esq.

Vice President, Assistant Secretary and Counsel

Transamerica Financial Life Insurance Company

P.O. Box 9054

Clearwater, FL 33758-9054

(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2005, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date), pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S

May 1, 2005

TFLIC FREEDOM WEALTH PROTECTOR SM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

Please send all premium payments, loan repayments, correspondence and notice to the administrative office only

Home Office:

4 Manhattanville Road

Purchase, New York 10577

A JOINT SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the TFLIC Freedom Wealth Protector SM, a joint survivorship flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the AEGON/ Transamerica Series Trust – Initial Class (the “Series Fund”), the Access Variable Insurance Trust (“AVIT) and the Fidelity Variable Insurance Products Fund – Service Class 2 (“Fidelity VIP Fund”), (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	AEGON Bond

☐	American Century International

☐	Asset Allocation – Conservative Portfolio

☐	Asset Allocation – Growth Portfolio

☐	Asset Allocation – Moderate Growth Portfolio

☐	Asset Allocation – Moderate Portfolio

☐	Capital Guardian U.S. Equity

☐	Capital Guardian Value

☐	Clarion Real Estate Securities

☐	Federated Growth & Income

☐	Great Companies – AmericaSM

☐	Great Companies – TechnologySM

☐	Janus Growth

☐	J.P. Morgan Enhanced Index

☐	J.P. Morgan Mid Cap Value

☐	Marsico Growth

☐	Mercury Large Cap Value

☐	MFS High Yield

☐	Munder Net50

☐	PIMCO Total Return

☐	Salomon All Cap

☐	Templeton Great Companies Global

☐	Third Avenue Value

☐	Transamerica Balanced

☐	Transamerica Convertible Securities

☐	Transamerica Equity

☐	Transamerica Growth Opportunities

☐	Transamerica Money Market

☐	Transamerica Small/Mid Cap Value

☐	Transamerica U.S. Government Securities

☐	Transamerica Value Balanced

☐	T. Rowe Price Equity Income

☐	T. Rowe Price Small Cap

☐	Van Kampen Emerging Growth

The portfolios of the AVIT available to you under the Policy are:

☐	Potomac Dow 30 Plus Portfolio*

☐	Potomac OTC Plus Portfolio*

☐	Wells S&P REIT Index Portfolio*

☐	Access U.S. Government Money Market Portfolio*

*	Effective May 1, 2005, this portfolio is no longer available for sale to new investors.

The portfolio of the Fidelity VIP Fund available to you under the Policy is:

☐	Fidelity VIP Index 500 Portfolio

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another Policy you own to make premium payments under the Policy.

A prospectus for the portfolios of the fund must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal

This Policy is available only in the State of New York.

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Policy Benefits/Risks Summary	TFLIC Freedom Wealth ProtectorSM

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The TFLIC Freedom Wealth ProtectorSM is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

•	Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.

Flexible Premiums

•	You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

•	You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund. We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.

Variable Death Benefit

•	If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of two death benefit options. We offer the following:

•	Option A is the greatest of:

•	the current specified amount, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or

•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

•	Option B is the greatest of:

•	the current specified amount, plus the Policy’s cash value on the date of the surviving insured’s death, or

•	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or

•	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

We will reduce the death benefit proceeds by any outstanding loan amount, including accrued interest, and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

•	Change in Death Benefit Option and Specified Amount. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow above 20% of the then current specified amount) prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

No Lapse Period Guarantee

•	We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease the specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

Cash Value

•	Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) and accrued loan interest.

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone or by fax.

•	We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	Dollar cost averaging and asset rebalancing programs are available.

•	the Policy allows transfer of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net the loan reserve, following the transfer would exceed $100,000.

•	Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	We may impose restrictions on, or even eliminate the transfer privilege. For a discussion of our policy with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see our Statement of Policy on Disruptive Trading and Market Timing on page 32.

•

You may not use any form of expedited transfer if you make transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the net surrender value. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•	Before the 10th Policy year, we currently charge 3.75% interest annually, payable in arrears, on any outstanding loan amount. This charge is guaranteed not to exceed 4.0%. Interest not paid when due is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit 3.0% interest annually on amounts in the loan reserve account.

•	After the 10th Policy year, we will apply a preferred loan charge rate on an amount equal to the cash value, minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. We currently charge 3.0% interest on preferred loans. This rate is not guaranteed.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequence of loans with preferred rates is uncertain and there may be adverse tax consequences.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year.

•	The amount of the withdrawal may be limited to:

•	at least $500; and

•	no more than 10% of the net surrender value.

•	After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

•	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

•	You may fully surrender the Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value minus any surrender charge, minus any outstanding loan amount, and minus any accrued loan interest). The surrender charge will apply during the first 15 Policy years. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period guarantee will not remain in effect.

•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, if you take a Policy loan, assign, pledge or surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions. If the Policy is not a MEC, you should not be deemed to be in receipt of any taxable gains on cash value until withdrawals and surrenders exceed the limits described in the Federal Income Tax Considerations section of this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

Your Policy contains a no lapse period guarantee. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. The no lapse period guarantee will not be effective if you do not pay sufficient monthly guarantee premiums.

If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium accordingly and notify you of the new amount. If the new amount is higher than it was before and you do not make any necessary higher premium payments, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loan amount, including accrued loan interest, from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period guarantee in effect.

You will lessen the risk of lapse of your Policy if you keep the no lapse period in effect. Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge and minus any outstanding loan amount and accrued loan interest) is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

You may reinstate the Policy within three years after it has lapsed (and prior to the maturity date), if the joint insureds meet the insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age 59½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 3.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 3.75%, payable in arrears. This charge will not exceed 4.0%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period guarantee is no longer in effect, then the Policy will lapse. Assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the risks inherent in such a strategy before purchasing the Policy.

If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC, or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the joint insureds or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter

Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

Surrender Charge[2]

1. Deferred Issue Charge Component for: Minimum Charge, Maximum Charge and Charge during first 6 Policy years for a male, issue age 52, female, issue age 38, both in ultimate select class.	Upon full surrender of the Policy during first 15 Policy years.	$5 per $1,000 of initial Specified Amount	$5 per $1,000 of initial Specified Amount

2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years.	A percentage of total premiums paid	A percentage of total premiums paid

• Minimum Charge[3]		26.5% up to the surrender charge base premium, plus 1.2% of premium paid in excess of the surrender charge base premium as shown in your Policy	26.5% up to the surrender charge base premium, plus 1.2% of premium paid in excess of the surrender charge base premium as shown in your Policy

[1]	When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

[2]	The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Factor, and is based on the younger joint insured’s issue age on the Policy date. The Deferred Issue Charge component of the surrender charge is assessed on the specified amount. The Deferred Sales Charge Component of the surrender charge is based upon the younger joint insured’s issue age. The Surrender Charge Factor is 1.00% for the first 6 Policy years then decreases each Policy year until it reaches zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

[3]	This minimum charge is based on the younger joint insured’s issue age being between ages 79-85.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
2. Deferred Sales Charge Component: (continued)

• Maximum Charge[4]		26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium	26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium

• Charge during first 6 Policy years for a male, issue age 52, female, issue age 38, both in ultimate select class.		26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium	26.5% up to the surrender charge base premium, plus 4.2% of premium paid in excess of the surrender charge base premium

Transfer Charge[5]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year

Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[6]	Discount Factor[6]

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10.00 per month	$5.00 per month

[4]	This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.

[5]	The first 12 transfers per Policy year are free.

[6]	We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[7] (without Extra Ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 100

• Minimum Charge[9]		$0.01 per $1,000 of net amount at risk per month[10]	$0.01 per $1,000 of net amount at risk per month[10]

• Maximum Charge[11]		$83.33 per $1,000 of net amount at risk per month[10]	$28.75 per $1,000 of net amount at risk per month[10]

• Initial Charge for a male insured, issue age 52, female insured, issue age 38, both in the ultimate select class.		$0.02 per $1,000 of net amount at risk per month[10]	$0.02 per $1,000 of net amount at risk per month[10]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% for Policy years 1-15, and 0.60% for Policy years 16+, of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1-15, and 0.30% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

[7]	Cost of insurance charges are based on each joint insured’s attained age, gender and underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than those of a Policy with a specified amount less than $1,000,000. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

[8]	We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

[9]	This minimum charge is based on an insured with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[10]	The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0024663, minus the cash value on such Monthiversary.

[11]	This maximum charge is based on an insured with the following characteristics: two males, both age 85 at issue standard tobacco underwriting class, with an initial face amount below $1,000,000 and in the 15th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Loan Interest Spread	On Policy anniversary or earlier, as applicable[12]	1.0% (effective annual rate)[13]	0.75% (effective annual rate)[13]

Monthly Death Benefit Guarantee Charge[14]	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount

Optional Rider Charges:[15]

Joint Insured Term Rider (without extra ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 79

• Minimum Charge[16]		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

• Maximum Charge		$9.80 per $1,000 of rider face amount per month[17]	$4.79 per $1,000 of rider face amount per month[18]

• Initial charge for a male insured, issue age 52, a female insured, issue age 38, both in the ultimate select class.		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

[12]	While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death.

[13]	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently an effective annual rate of 3.75%, guaranteed not to exceed 4.0%) and the amount of interest we credit to your loan account (an effective annual rate of 3.0% guaranteed).

[14]	The charge shown is for a base Policy only (no riders). The addition of riders would increase this charge.

[15]	Optional Rider cost of insurance charges may vary based on the attained age, specified amount and underwriting class of both insureds. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[16]	This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

[17]	This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male age 85 at issue, younger male age 66 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 and in the 13th Policy year. This maximum charge may also apply to insureds with other characteristics.

[18]	This current maximum charge is based on joint insureds with the following characteristics: two males, older male age 85 at issue, younger male age 70 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 and in the 9th Policy year. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Individual Insured Rider (without extra ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 79

• Minimum Charge		$0.06 per $1,000 of rider face amount per month[19]	$0.05 per $1,000 of rider face amount per month[20]

• Maximum Charge		$8.83 per $1,000 of rider face amount per month[21]	$4.99 per $1,000 of rider face amount per month[22]

• Initial charge for a female insured, issue age 38, ultimate select class		$0.15 per $1,000 of rider face amount per month	$0.07 per $1,000 of rider face amount per month

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1,2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	4.37%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.35%	1.75%

[1]	The portfolio expenses used to prepare this table were provided to Transamerica by the funds. Transamerica has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004 Current or future expenses may be greater or less than those shown.

[2]	The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “funds of funds.” A “funds of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds. Each “funds of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from the Series Fund on the combined actual expenses for each of the “funds of funds” and for the portfolios in which it invests, assuming a constant allocation by each “funds of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2004.

[3]	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2006.

[19]	This guaranteed minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class. This minimum charge may also apply to insureds with other characteristics.

[20]	This current minimum charge is based on an individual insured with the following characteristics: female, age 30 at issue, in a non-tobacco use underwriting class. This minimum charge may also apply to insureds with other characteristics.

[21]	This guaranteed maximum charge is based on an individual insured with the following characteristics: male, attained age 78 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

[22]	This current maximum charge is based on an individual insured with the following characteristics: male, attained age 78 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

Transamerica, The Separate Account, the Fixed Account and the Portfolios

Transamerica

Transamerica Financial Life Insurance Company located at 4 Manhattanville Road, New York, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Transamerica, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts, and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Transamerica’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account’s assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, net amounts in the loan reserve account, following the allocation or transfer would exceed $100,000. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of the fund. Each portfolio is an investment division of the fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.tafinlife.com/vp. You should read the fund prospectuses carefully.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.

Van Kampen Emerging Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.

Portfolio	Sub-Adviser or Adviser and Investment Objective
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.

American Century International	American Century Investment Management, Inc. Seeks capital growth.

Templeton Great Companies Global	Templeton Investment Counsel, LLC Great Companies, L.L.C. Seeks long-term growth of capital.

Great Companies – TechnologySM	Great Companies, L.L.C. Seeks long-term growth of capital.

Janus Growth	Janus Capital Management LLC Seeks growth of capital.

Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.

Great Companies – AmericaSM	Great Companies, L.L.C. Seeks long-term growth of capital.

Salomon All Cap	Salomon Brothers Asset Management Inc Seeks capital appreciation.

T. Rowe Price Equity Income	T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.

Clarion Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Growth & Income	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.

Portfolio	Sub-Adviser or Adviser and Investment Objective
AEGON Bond	Banc One Investment Advisors Corp. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.

Transamerica Money Market	Transamerica Investment Management, LLC Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.

Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC

Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC

Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.

PIMCO Total Return	Pacific Investment Management Company, LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.

Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

J.P. Morgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Index.

J.P. Morgan Mid Cap Value	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.

Mercury Large Cap Value	Fund Asset Management L.P., d/b/a Mercury Advisors Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.

Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (“ADR’s”) and other U.S. registered foreign securities).

Capital Guardian U.S. Equity	Capital Guardian Trust Company Seeks to provide long-term growth of capital.

MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, Inc. Seeks to maximize total return.

Portfolio	Sub-Adviser or Adviser and Investment Objective
Potomac Dow 30 Plus Portfolio**	Rafferty Asset Management, LLC Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.

Potomac OTC Plus Portfolio**	Rafferty Asset Management, LLC Seeks to provide investment returns that correspond To 125% of the performance of the Nasdaq 100 IndexTM.

Access U.S. Government Money Market Portfolio**	Rafferty Asset Management, LLC Seeks to provide security of principal, current Income and liquidity.

Wells S&P REIT Index Portfolio**	Wells Asset Management, Inc. Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index.

Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total

return of common stocks publicly traded in the

United States, as represented by the Standard

& Poor’s 500SM Index.

*	Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

**	The AVIT portfolios allow market timing / frequent transfers. Market timing may increase portfolio expenses and have other adverse consequences for long-term investors. See “Disruptive Trading and Market Timing.” Some AVIT portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in those AVIT portfolios will bear additional investment risks. See the AVIT fund prospectus for a description of the investment objectives and risks associated with investing in the AVIT portfolios.

Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) (“Transamerica Advisors”), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) and AUSA Holding Company (22%), affiliates of Transamerica, serves as investment adviser to the Series Fund and manages the fund in accordance with policies and guidelines established by the Series Fund’s Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the fund prospectuses for more information regarding Morningstar.

Access Fund Management, LLC, located at 28050 US Highway 19 N, Suite 301, Clearwater, Florida 33761, serves as the investment adviser to the AVIT fund and manages the AVIT fund in accordance with policies and guidelines established by the AVIT fund’s Board of Trustees. For certain portfolios, AVIT has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. AVIT and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the AVIT fund prospectus for more information regarding Access and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica, and Transamerica may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (See “Revenue We Receive”.) We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	• the death benefit, cash and loan benefits;

• investment options, including premium allocations;

• administration of elective options; and

• the distribution of reports to owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications;

• expenses of issuing and administering the Policy (including any Policy riders);

• overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

• other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	• that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

• that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Charge

Before we allocate the net premium payments you make, we will deduct the following charge.

The premium expense charge is equal to:	• 6.0% of premiums paid during the first 10 Policy years; and

• 2.5% on all premiums thereafter.

• Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	• the monthly Policy charge; plus

• the monthly cost of insurance charge for the Policy; plus

• the monthly death benefit guarantee charge, if applicable; plus

• the monthly charge for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

• This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.

• We guarantee this charge will never be more than $10.00 per month.

• This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

• We deduct this charge each month. It varies each month and is determined as follows:

1.      divide the death benefit on the Monthiversary by 1.0024663 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%);

2. subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);

3. multiply the net amount at risk by the appropriate monthly cost of insurance rate.

Monthly Death Benefit Guarantee Charge:

• This charge is $0.04 per $1,000 of your initial specified amount.

• This charge is deducted monthly from your cash value.

• We will deduct this charge only until the no lapse date you selected on the application.

Optional Insurance Riders:

• The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using each joint insured’s gender, attained age, specified amount, and underwriting class. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables frasierized for joint lives (“1980 C.S.O. Tables”) and each joint insured’s attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount is calculated in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are different than the current cost of insurance rates on the Base Policy’s net amount at risk. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates applied to the Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your Policy’s cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy’s cash value in each subaccount multiplied by

•	the daily equivalent of the annual mortality and expense risk charge rate of up to 0.90%.

The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon the younger joint insured’s issue age on the Policy date.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

•	investment performance is low.

The surrender charge is equal to:	• the sum of the deferred issue charge and

• the deferred sales charge; multiplied by

• the surrender charge factor.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals

•	26.5% multiplied by the total premiums paid up to the surrender charge base premium shown in your Policy; plus

•	a percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below), multiplied by

•	the total premiums paid in excess of the surrender charge base premium (“excess premium charge”).

Issue Age Range (Younger Joint Insured)	Excess Premium Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-85	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

To determine the surrender charge, we apply the surrender charge factor to the sum of the deferred issue charge and the deferred sales charge. The surrender charge factor is 1.00 until the end of the 6th Policy year and then declines to 0 at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year.

Surrender Charge Factors

	Younger Age
End of Policy Year*	Less Than 81	81 or Above
At Issue	1.00	1.00
1-6	1.00	1.00
7	0.94	0.94
8	0.80	0.79
9	0.66	0.65
10	0.54	0.51
11	0.42	0.37
12	0.31	0.24
13	0.20	0.11
14	0.10	0
15+	0	0

*	The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

•	Surrender Charge Example 1: Assume a male non-tobacco user age 51 and a female non-tobacco user age 49 purchase a Policy for $1,000,000 of specified amount, paying an annual premium of $9,960 per year for four years ($39,840 total for four years), and then surrender the Policy. The surrender charge would be calculated as follows:

(a) Deferred issue charge: [1,000 x $5.00] ($5.00/$1,000 of initial specified amount)	=	$5,000.00

(b) Deferred sales charge:

(1) 26.5% of surrender charge base premium paid [26.5% x $14,635.36], and	=	$3,878.37

(2) 4.2% of premiums paid in excess of surrender charge base premium [4.2% x ((4 x $9,960) - $14,635.36)]	=	$1,058.59

(c) Applicable surrender charge
[(a)$500.00 + (b)($3,878.37 + $1,058.59)] x 1.00
Surrender charge = [$9,936.97] x 1.00	=	$9,936.97

•	Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $9,960 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a) Deferred issue charge: [1,000 x $5.00]	=	$5,000.00

(b) Deferred sales charge:

(1) [26.5% x $14,635.36], and	=	$3,878.37

(2) [4.2% x ((14 x $9,960) - $14,635.36)]	=	$5,241.79

(c) Applicable surrender charge
[(a)$5,000.00 + (b)($3,878.37) + $5,241.79)] x 0.10

Surrender charge = [$14,120.17] x 0.10	=	$1,412.02

There will be no surrender charge if the owner waits until the end of the 15th Policy anniversary.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

•	Your Policy is in force in the calendar year 2010; and

•	The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

•	You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.

•	We may charge $25 for each additional transfer.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the reallocation date, are currently not counted as transfers for the purpose of assessing this charge.

•	Transfers via the Internet are not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

•	We will not increase this charge.

Loan Interest Charge

We currently charge you an effective annual interest rate on a Policy loan of 3.75% (4.0% maximum guaranteed) on each Policy anniversary. We will also credit the amount in the loan reserve with an effective annual interest rate of 3.00%. After offsetting the 3.00% interest we credit, the net cost of loans currently is 0.75% annually (1.00% guaranteed). After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate charged is 3.00% effective annually and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.

•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We deduct this amount from the withdrawal, and we pay you the balance.

•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

Rider Charges

•	Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.

•	Individual Insured Rider. We assess a cost of insurance charge based on each insured’s issue age, gender and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year with the age of the insured.

•	Joint Insured Term Rider. We assess a cost of insurance charge based on both joint insureds’ issue age, gender and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more detailed information on the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 Fees. Our affiliate, AFSG Securities Corporation (“AFSG”), the principal underwriter for the Policies, receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by AFSG that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Service Fees”). We and our affiliates, including AFSG, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and AFSG

Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
ATSF ***	0.50%	Fidelity Variable Insurance Products Fund	0.30	%**

*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

***	We and certain affiliates share a portion of the difference between the adviser fee and the sub-adviser fee for the portfolios. See the ATSF fund prospectus for the amounts of the adviser and sub-adviser fees.

•

Other payments. We and our affiliates, including Transamerica Capital, Inc. (“TCI”), InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers’ or sub-advisers’ own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor”

program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2004, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price, Morgan Keegan, American Century, Transamerica Investment Management, Fidelity, Merrill Lynch, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the Policies.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the surviving insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

•	to change the owner of this Policy; and

•	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received at our administrative office.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy, and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 0-85. The younger joint insured cannot be older than age 85, and the sum of the joint insureds’ ages cannot be more than 170 years.

We will limit coverage on any juvenile insured by the Policy or a rider. For a juvenile younger than 4 ½ years, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4 ½ years and 14 ½ years, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 85. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the joint insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	• the amounts applied for under all conditional receipts issued by us; or
• $500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of:

•      the date of application;

•      the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.      Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3.      The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our administrative office within the lifetime of the proposed insured;

4.      All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our administrative office.
Any conditional life insurance coverage terminates on the earliest of:	a. 60 days from the date the application was signed;
b. the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
c. when the insurance applied for goes into effect under the terms of the Policy applied for; or
d. the date we offer to provide insurance on terms that differ from the insurance for which you have applied.
Special limitations of the conditional receipt:	• the conditional receipt is not valid unless:
• all blanks in the conditional receipt are completed; and
• the Receipt is signed by an agent or authorized Company representative.
Other limitations:	• There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
• If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

•      If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. In the event you exercise your free-look right, we will place your full premium in the reallocation account until the reallocation date. On the reallocation date (or on the record date if your Policy is backdated), we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts you selected on your application. While held in the reallocation account, premium(s) will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

•	the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

•	the date of entry of a final decree of divorce of the joint insureds; or

•	written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:	• The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.
• The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.
• You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.
• Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements. This can have adverse tax consequences. Alternatively, you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Cost of insurance charges are based in part on the age of the joint insureds on the Policy date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deduction, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

•	allocation percentages must be in whole numbers;

•	if you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $1,000 monthly;

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

•	unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, net of the loan reserve, following the allocation would exceed $100,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our administrative office before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the Policy date, plus fifteen days. Please contact your agent for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If you requested dollar cost averaging, on the reallocation date we will reallocate the cash value either to the fixed account, the TFLIC Transamerica Money Market subaccount or the TFLIC AEGON Bond subaccount (depending on which account you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount and minus any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy’s schedule page, and depends on a number of factors, including the age, gender, rate class of the joint insureds, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force. See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We may not accept a payment that would cause the Policy to become a MEC without your consent.

Making Premium Payments

We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our Call Center at 1-800-322-7353 for instructions on wiring federal funds to us.

Tax-Free Exchanges (“1035 Exchanges”). We will accept part or all of your initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy’s specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	The Policy allows transfer of the greater of up to 25% the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you.

•	Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net of the loan reserve, following the transfer would exceed $100,000.

•	You currently may request transfers in writing (in a form we accept), by fax or by telephone to our administrative office.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a subaccount after a transfer.

•	We may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans or the exercise of conversion rights or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of the transfer charge.

•	Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

•	Transfers between any AVIT subaccount and any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery service will be returned to you.

We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our administrative office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The following policy against market timing and the related procedures do not apply to the Access Variable Insurance Trust (AVIT) subaccounts because the corresponding portfolios are specifically designed for frequent transfer activity. If you invest in the AVIT subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term transfers. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term transfers among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2) an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us (except in the AVIT subaccounts, as discussed above) if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period), it is likely that some level of market timing will occur before it is detected and steps taken to deter it (although some level of market timing can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful transfers by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and other programmed, large, frequent, or short-term transfers. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

AVIT Subaccounts. The restrictions above do not apply to AVIT subaccounts. However, you may only transfer between AVIT subaccounts and non-AVIT subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the AVIT subaccounts may generally use expedited transfer privileges.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday—Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•	Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-800-322-7361.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider’s, your agent’s or Transamerica’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging. We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or

•	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Reduced Paid-Up Benefit

You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and we will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

The amount of the Reduced Paid-Up Benefit is based upon:

•	net surrender value on the date this benefit takes effect;

•	the cost of insurance rates guaranteed in your Policy; and

•	the guaranteed interest rate for the fixed account.

The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

At any time preceding the death of the surviving insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or the fixed account to a subaccount that you choose. Dollar cost averaging is not available with the AVIT subaccounts. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	• you must submit a completed form signed by the owner to us at our administrative office requesting dollar cost averaging;

• you may be required to have at least $5,000 in each account from which we will make transfers;

• your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000; and

• each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	• we receive your request to cancel your participation;

• the value in the accounts from which we make the transfers is depleted;

• you elect to participate in the asset rebalancing program; or

• you elect to participate in any asset allocation services provided by a third party.

We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the AVIT subaccounts or the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form to us at our administrative office before the maturity date; and

• you may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	• you elect to participate in the dollar cost averaging program;

• we receive your request to discontinue participation at our administrative office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed as agents of Transamerica or registered representatives of the broker-dealer through which the Policy is sold. Transamerica does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Transamerica for the sale of Policies. Transamerica therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Transamerica does not currently charge you any additional fees for providing these support services. Transamerica reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Policy Values

Cash Value

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount and the fixed account.

•	Is determined on the Policy date and on each valuation date.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

•	Includes any amounts held in the fixed account to secure any outstanding Policy loan.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net surrender value on any valuation date equals:	• the cash value as of such date; minus

• any surrender charge as of such date; minus

• any outstanding Policy loan amount; minus

• any accrued Policy loan interest.

Subaccount Value

Each subaccount’s value is the cash value in that subaccount. At the end of any valuation period, the subaccount’s value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	• the initial units purchased at unit value on the Policy date, or reallocation date, if different; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount or the fixed account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for cash withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

• units redeemed to pay transfer charges and cash withdrawal charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:

•      the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio’s net asset value per share determined at the end of the valuation period; minus

• a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

• the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by

• the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

• total interest credited to the fixed account; minus

• amounts charged to pay for monthly deductions; minus

• amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals including any cash withdrawal charges; minus

• amounts transferred from the fixed account (including any transfer charges and amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our administrative office of satisfactory proof of the surviving insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner’s estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	• the death benefit (described below); minus

• any monthly deductions due during the grace period (if applicable); minus

• any monthly deductions due prior to the no lapse date, as shown on the Policy schedule page, if the cash value has become negative; minus

• any outstanding loan amount and accrued loan interest; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured’s age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured’s death.

Death benefit Option A equals the greatest of:	• the current specified amount; or

• a specified percentage called the “limitation percentage,” multiplied by

• the cash value on the surviving insured’s date of death; or

• the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age of Younger Joint Insured	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the younger joint insured’s attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greatest of:	• the current specified amount; plus • the cash value on the surviving insured’s date of death; or
• the limitation percentage, multiplied by • the cash value on the surviving insured’s date of death; or

• the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the younger joint insured’s attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. The figure of $166,666 is derived because 250% of $166,666 equals $250,000 + $166,666. Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The death benefit under the Policy is intended to qualify for the federal income tax exclusion. The provisions of the Policy (including any rider or endorsement) will be interpreted to ensure tax qualification, regardless of any language to the contrary.

To the extent that the death benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year.

•	You must send your written request to our administrative office.

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount before the change, plus your Policy’s cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount before the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	• you must send your written request to our administrative office;

• only allowed after the third Policy year;

• you may not change your death benefit option in the same Policy year that you decrease your specified amount;

• you may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page;

• you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;

•      we may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or the Policy anniversary on or following the 65th birthday of the younger joint insured, we will allow decreases above 20% of the then current specified amount);

• a decrease in specified amount will take effect on the Monthiversary on or after the day we receive your written request at our administrative office; and

• a decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated. The new minimum monthly guarantee premium is effective on the date of decrease.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. Written requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive the written request after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	• You must send your written cash withdrawal request with an original signature to our administrative office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1667.

• We only allow one cash withdrawal per Policy year.

•      We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value less $500.

• You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

• You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.
• We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request at our administrative office.
• We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
• You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
• A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums and premium expense charges.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the “free-look period” by returning it, with a written request to cancel the Policy, to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to cerain conditions:	• we may require you to borrow at least $500;

• the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly specified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or a part of a loan.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an annual interest rate on a Policy loan that is equal to an annual effective rate of 3.75% (4.0% maximum guaranteed) and is payable in arrears on each Policy anniversary. We may declare various higher or lower Policy loan interest rates, up to the 4% maximum rate. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. After the 10th Policy year, on all amounts that you have borrowed, you may receive preferred loan rates on an amount equal to the cash value minus total premiums paid (reduced by any cash withdrawals), minus any outstanding loan amount and minus any accrued loan interest. This preferred loan interest rate is currently 3.0% and is not guaranteed. The tax consequences of preferred loans are uncertain.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an annual effective rate of 3.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount does not participate in the separate account’s investment performance, may not be credited with the interest rates accruing on any unloaned portion of the fixed account, and therefore can affect the Policy’s cash value and death benefit whether or not the loan is repaid. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also charge interest on Policy loans at an effective annual rate of 3.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period guarantee. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse period guarantee. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient minimum monthly guarantee premiums at any time before the no lapse date.

As a result of monthly deductions, the cash value may be negative with no accumulation of interest during the grace period or until the no lapse date shown on the Policy schedule page. Any negative values must be repaid by the owner on the no lapse date.

No lapse period	This period is selected by you on the Policy application and may be either:

• Option 1 — the target premium attained age 65 or five Policy years, whichever is later; or

•      Option 2 — the target premium attained age 75 or ten Policy years, whichever is later, but not to exceed target premium attained age 85. This Option is not allowed if the target premium attained age exceeds 80.

The target premium attained age is: • target premium age, plus • the number of completed Policy years.

The target premium age equals: • the average of the joint insureds’ issue ages, rounded down, but no more than

• the younger joint insured’s age, plus

• ten years.

Early termination of the no lapse period	• The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
• You must pay total premiums (minus withdrawals and outstanding loan amounts) that equal at least:
• the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Your minimum monthly guarantee premium will vary depending on whether you have chosen Option 1 or 2.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, during the no lapse period, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending on the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We will reinstate a lapsed Policy within three years after the lapse (and before the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our administrative office;

•	provide evidence of insurability that is satisfactory to us of both insureds if both insureds were alive on the date of termination, or if only one insured was alive on the date of termination, evidence of insurability for that insured;

•	if the no lapse period has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement;

•	if the no lapse period has not expired, the required premium will be the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, accrued loan interest and surrender charge assessed upon a decrease in specified amount that has been deducted from the cash value.

The cash value of the loan reserve on the reinstatement date will be zero. Your cash value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•	A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured’s 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If requested in writing at our administrative office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Policy loans, partial withdrawals, and subaccount transfers may continue during the extension. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our administrative office for the extension between 90 and 180 days before the maturity date.

If you had previously selected death benefit Option B, we will change the death benefit to Option A. Subsequent changes to the death benefit Option Type will not be allowed. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions. We will continue mortality and expense charges, service charges, net premium factors, Policy loan interest and withdrawal processing fees.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policyowners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

• the maturity date;	• the end of the grace period; or

• the date the surviving insured dies;	• the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof that both joint insureds died while the rider was in force. The cost of insurance rates for this rider increase each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the anniversary nearest the younger joint insured’s 79th birthday, the date the Policy terminates, or the Monthiversary on which this rider is terminated by written notice to us at our administrative office.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof of the insured’s death at our administrative office. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider

•      your request must be in writing and sent to our administrative office;

•      the rider has not reached the anniversary nearest to the insured’s 70th birthday;

•      the new policy is any permanent insurance policy that we currently offer for conversion;

•      subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and

•      we will base your premium on the insured’s rate class under the rider.

Termination of the rider

The rider will terminate on the earliest of:

•      the maturity date of the Policy;

•      the Policy anniversary nearest to the individual insured’s 79th birthday;

•      the date the Policy terminates;

•      the date of conversion of this rider; or

•      the Monthiversary on which the rider is terminated on written request by the owner.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our administrative office that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by

•	the election percentage of the death benefit you elect to receive; divided by

•	1 + i (“i” equals the current yield on 90-day Treasury bills or 4%, whichever is greater (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus

•	the benefit available under any Joint Insured Term Rider in force.

•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries which occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;

•	the date a settlement option takes effect;

•	the date we pay a single-sum benefit; or

•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for the lost income due to the early payment of the death benefit.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, AFSG, for the distribution and sale of the Policies. We reimburse AFSG for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with AFSG as principal underwriter for the Policies. We pay commissions through AFSG to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers is expected to be, on average, 55% of all premiums made during the first Policy year, plus 3.5% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy’s subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount. Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by NASD rules, Transamerica, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to AFSG and pays the cost of AFSG’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica’s two main distribution channels are ISI and WGS, both affiliates, who sell Transamerica products.

Transamerica underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Transamerica is compensated by ISI for these expenses based on ISI’s usage. In addition, Transamerica and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

ISI pays its branch managers all of the commissions received from Transamerica for the sale of the Policies, and receives from Transamerica an additional 10% expense allowance on all commissions paid on first year premium for sales of Transamerica’s insurance products. WGS receives a 5% expense allowance on all commissions paid on first year premiums for sales of Transamerica’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist a firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Transamerica’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Revenue Sharing Paid to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Transamerica made flat fee payments to several selling firms with payments ranging from $20,000 to $25,000 in 2004 for the sales of the Transamerica’s insurance products.

During 2004, we had entered into “preferred product” arrangements with ISI, WGS, Southwest Securities, and Legacy Financial Services. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm and Principal Business Address	Aggregate Amount Paid During 2004
Southwest Securities	$25,000
Legacy Financial Services	$20,000
Centaurus Financial*	$24,000

*	paid by an affiliate.

Commissions and other incentives or payments described above are not charged directly to Policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Transamerica, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement, or on Transamerica’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial Life Insurance Company and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount’s actual historical investment performance, modified to reflect certain of the Policy’s fees and charges. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual mortality and expense risk charge, investment management fees and direct fund expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor’s Index of 500 Common Stocks (“S&P 500”), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2004

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
TFLIC AEGON Bond	3.59%	5.28%	6.56%	6.01%	06/28/99
TFLIC American Century International	13.32%	3.20%	(6.82)%	(2.58)%	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	8.73%	N/A	N/A	6.96%	05/01/02
TFLIC Asset Allocation – Growth Portfolio	13.16%	N/A	N/A	6.78%	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	12.53%	N/A	N/A	7.11%	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	10.40%	N/A	N/A	6.95%	05/01/02
TFLIC Capital Guardian U.S. Equity	8.79%	N/A	N/A	6.48%	05/01/02
TFLIC Capital Guardian Value	15.66%	N/A	N/A	7.74%	05/01/02
TFLIC Clarion Real Estate Securities	31.67%	22.06%	20.79%	16.82%	06/28/99
TFLIC Federated Growth & Income	8.23%	10.83%	14.85%	11.93%	06/28/99
TFLIC Great Companies – AmericaSM	0.81%	(0.70)%	N/A	(1.87)%	09/01/00
TFLIC Great Companies – TechnologySM	7.09%	(0.58)%	N/A	(20.44)%	09/01/00
TFLIC Janus Growth†	14.50%	1.32%	(12.22)%	(5.61)%	06/28/99
TFLIC J.P. Morgan Enhanced Index	10.03%	N/A	N/A	5.06%	05/01/02
TFLIC J.P. Morgan Mid Cap Value	13.56%	8.56%	6.39%	6.66%	06/28/99
TFLIC Marsico Growth	11.25%	0.72%	(4.53)%	(0.99)%	06/28/99
TFLIC Mercury Large Cap Value	17.28%	8.65%	7.34%	5.33%	06/28/99
TFLIC MFS High Yield	8.79%	N/A	N/A	9.67%	05/01/03
TFLIC Munder Net50	14.31%	4.83%	(3.39)%	(0.83)%	06/28/99
TFLIC PIMCO Total Return	3.56%	N/A	N/A	4.91%	05/01/02
TFLIC Salomon All Cap	8.16%	2.63%	5.10%	6.39%	06/28/99
TFLIC Templeton Great Companies Global	8.09%	(1.08)%	(9.57)%	(1.45)%	06/28/99
TFLIC Third Avenue Value	23.69%	13.69%	15.73%	16.80%	06/28/99
TFLIC Transamerica Balanced	10.16%	N/A	N/A	6.16%	05/01/02
TFLIC Transamerica Convertible Securities	12.17%	N/A	N/A	9.48%	05/01/02
TFLIC Transamerica Equity	14.77%	N/A	N/A	9.48%	05/01/02
TFLIC Transamerica Growth Opportunities	15.58%	N/A	N/A	6.73%	05/01/02
TFLIC Transamerica Money Market(1) †	0.10%	0.18%	1.73%	1.96%	06/28/99
TFLIC Transamerica Small/Mid Cap Value(2)	N/A	N/A	N/A	14.47%	05/03/04
TFLIC Transamerica U.S. Government Securities	2.37%	N/A	N/A	3.39%	05/01/02
TFLIC Transamerica Value Balanced	8.98%	3.49%	5.51%	3.88%	06/28/99
TFLIC T. Rowe Price Equity Income	13.79%	4.80%	3.55%	2.10%	06/28/99
TFLIC T. Rowe Price Small Cap	9.38%	3.10%	(2.31)%	2.51%	06/28/99
TFLIC Van Kampen Emerging Growth	6.18%	(3.64)%	(12.37)%	(1.40)%	06/28/99

Access U.S. Government Money Market Portfolio	(0.90)%	N/A	N/A	(0.84)%	05/01/03
Potomac Dow 30 Plus Portfolio	2.63%	N/A	N/A	13.50%	05/01/03
Potomac OTC Plus Portfolio	10.99%	N/A	N/A	20.73%	05/01/03
Wells S&P REIT Index Portfolio	26.56%	N/A	N/A	28.50%	05/01/03

Fidelity VIP Index 500 Portfolio(2)	N/A	N/A	N/A	9.75%	05/03/04

S&P 500†	8.99%	1.82%	(3.77)%	10.18%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Not annualized.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio’s inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2004

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
AEGON Bond†	3.59%	5.27%	6.55%	6.47%	10/02/86
American Century International	13.32%	3.19%	(6.82)%	0.45%	01/02/97
Asset Allocation – Conservative Portfolio	8.73%	N/A	N/A	6.96%	05/01/02
Asset Allocation – Growth Portfolio	13.16%	N/A	N/A	6.77%	05/01/02
Asset Allocation – Moderate Growth Portfolio	12.53%	N/A	N/A	7.10%	05/01/02
Asset Allocation – Moderate Portfolio	10.40%	N/A	N/A	6.94%	05/01/02
Capital Guardian U.S. Equity(6)	8.79%	3.58%	N/A	1.67%	10/09/00
Capital Guardian Value(5)	15.66%	6.62%	6.03%	10.76%	05/27/93
Clarion Real Estate Securities	31.67%	22.05%	20.78%	11.54%	05/01/98
Federated Growth & Income†	8.23%	10.82%	14.84%	12.60%	03/01/94
Great Companies – AmericaSM	0.81%	(0.71)%	N/A	(0.79)%	05/01/00
Great Companies – TechnologySM	7.10%	(0.59)%	N/A	(17.32)%	05/01/00
Janus Growth†	14.50%	1.32%	(12.22)%	10.31%	10/02/86
J.P. Morgan Enhanced Index(4)	10.03%	1.66%	(4.15)%	5.49%	05/02/97
J.P. Morgan Mid Cap Value	13.56%	8.55%	6.38%	6.80%	05/03/99
Marsico Growth	11.25%	0.72%	(4.54)%	(1.35)%	05/03/99
Mercury Large Cap Value	17.28%	8.64%	7.33%	8.36%	05/01/96
MFS High Yield(9)	8.81%	8.69%	4.41%	3.50%	06/01/98
Munder Net50	14.31%	4.82%	N/A	(5.38)%	05/29/01
PIMCO Total Return	3.56%	N/A	N/A	4.91%	05/01/02
Salomon All Cap	8.16%	2.62%	5.09%	7.07%	05/03/99
Templeton Great Companies Global †	8.09%	(1.09)%	(9.57)%	9.15%	12/03/92
Third Avenue Value	23.69%	13.69%	15.72%	11.91%	01/02/98
Transamerica Balanced	10.16%	N/A	N/A	6.16%	05/01/02
Transamerica Convertible Securities	12.17%	N/A	N/A	9.48%	05/01/02
Transamerica Equity(2) †	14.77%	4.77%	(3.42)%	16.38%	12/31/80
Transamerica Growth Opportunities(3)	15.58%	8.47%	N/A	10.03%	05/02/01
Transamerica Money Market(1) †	0.10%	0.18%	1.74%	2.95%	10/02/86
Transamerica Small/Mid Cap Value †	15.30%	9.37%	12.93%	14.86%	05/04/93
Transamerica U.S. Government Securities(7) †	2.37%	3.08%	4.48%	4.99%	05/13/94
Transamerica Value Balanced	8.98%	3.48%	5.50%	7.43%	01/03/95
T. Rowe Price Equity Income(8)	13.79%	6.96%	6.64%	11.53%	05/03/99
T. Rowe Price Small Cap	9.38%	3.09%	(2.32)%	3.64%	05/03/99
Van Kampen Emerging Growth†	6.18%	(3.65)%	(12.37)%	11.42%	03/01/93

Fidelity VIP Index 500 Portfolio	9.35%	2.17%	N/A	(3.25)%	01/12/00

Access U.S. Government Money Market Portfolio	(0.89)%	N/A	N/A	(0.90)%	05/01/03
Potomac Dow 30 Plus Portfolio	2.62%	N/A	N/A	13.39%	05/01/03
Potomac OTC Plus Portfolio	11.58%	N/A	N/A	20.48%	05/01/03
Wells S&P REIT Index Portfolio	26.57%	N/A	N/A	28.63%	05/01/03
S&P 500†	8.99%	1.82%	(3.77)%	10.18%	10/02/86

†	Shows ten year performance.

(1)	The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(3)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(4)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(5)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(6)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(7)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(8)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

(9)	The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

Net Investment Return of the Separate Account

Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly death benefit guarantee charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

Returns are not annualized for periods under one year.

Table 3

Statement of Net Investment Returns

For the Year Ended December 31

Subaccount	2004	2003	2002	2001	2000	1999	Subaccount Inception Date
TFLIC AEGON Bond	3.59%	3.35%	8.99%	7.11%	9.90%	N/A	06/28/99
TFLIC American Century International	13.32%	24.18%	(21.89)%	(24.12)%	(15.75)%	N/A	06/28/99
TFLIC Asset Allocation – Conservative Portfolio	8.73%	21.82%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Growth Portfolio	13.16%	29.63%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Growth Portfolio	12.53%	26.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Asset Allocation – Moderate Portfolio	10.40%	23.75%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian U.S. Equity	8.79%	35.28%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Capital Guardian Value	15.66%	33.38%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Clarion Real Estate Securities	31.67%	34.53%	2.67%	10.06%	28.46%	N/A	06/28/99
TFLIC Federated Growth & Income	8.23%	25.71%	0.06%	14.67%	28.01%	N/A	06/28/99
TFLIC Great Companies – AmericaSM	0.81%	23.56%	(21.40)%	(12.98)%	N/A	N/A	09/01/00
TFLIC Great Companies – TechnologySM	7.09%	49.61%	(38.67)%	(37.51)%	N/A	N/A	09/01/00
TFLIC Janus Growth	14.50%	30.82%	(30.55)%	(28.85)%	(29.58)%	N/A	06/28/99
TFLIC J.P. Morgan Enhanced Index	10.03%	27.79%	N/A	N/A	N/A	N/A	05/01/02
TFLIC J.P. Morgan Mid Cap Value	13.56%	30.25%	(13.50)%	(4.80)%	11.91%	N/A	06/28/99
TFLIC Marsico Growth	11.25%	25.21%	(26.64)%	(14.86)%	(8.84)%	N/A	06/28/99
TFLIC Mercury Large Cap Value	17.28%	28.62%	(14.98)%	(2.68)%	14.17%	N/A	06/28/99
TFLIC MFS High Yield	8.79%	N/A	N/A	N/A	N/A	N/A	05/01/03
TFLIC Munder Net50	14.31%	65.12%	(38.97)%	(26.09)%	N/A	N/A	05/29/01
TFLIC PIMCO Total Return	3.56%	3.97%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Salomon All Cap	8.16%	33.95%	(25.39)%	1.18%	17.24%	N/A	06/28/99
TFLIC Templeton Great Companies Global	8.09%	22.15%	(26.69)%	(23.53)%	1.89%	N/A	06/28/99
TFLIC Third Avenue Value	23.69%	36.04%	(12.66)%	5.22%	(34.26)%	N/A	06/28/99
TFLIC Transamerica Balanced	10.16%	12.88%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Convertible Securities	12.17%	22.56%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Equity	14.77%	30.05%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Growth Opportunities	15.58%	30.04%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Money Market(1)	0.10%	(0.11)%	0.54%	3.06%	5.17%	N/A	06/28/99
TFLIC Transamerica Small/Mid Cap Value	N/A	N/A	N/A	N/A	N/A	N/A	05/03/04
TFLIC Transamerica U.S. Government Securities	2.37%	2.03%	N/A	N/A	N/A	N/A	05/01/02
TFLIC Transamerica Value Balanced	8.98%	19.09%	(14.59)%	1.55%	16.16%	N/A	06/28/99
TFLIC T. Rowe Price Equity Income	13.79%	25.73%	(19.54)%	(5.02)%	8.89%	N/A	06/28/99
TFLIC T. Rowe Price Small Cap	9.38%	39.15%	(28.00)%	(10.52)%	(9.27)%	N/A	06/28/99
TFLIC Van Kampen Emerging Growth	6.18%	27.01%	(33.66)%	(33.83)%	(12.70)%	N/A	06/28/99

Access U.S. Government Money Market Portfolio	(0.90)%	N/A	N/A	N/A	N/A	N/A	05/01/03
Potomac Dow 30 Plus Portfolio	2.63%	N/A	N/A	N/A	N/A	N/A	05/01/03
Potomac OTC Plus Portfolio	10.99%	N/A	N/A	N/A	N/A	N/A	05/01/03
Wells S&P REIT Index Portfolio	26.56%	N/A	N/A	N/A	N/A	N/A	05/01/03

Fidelity VIP Index 500 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	05/03/04

S&P 500	8.99%	26.38%	(23.37)%	(11.89)%	(9.08)%	21.04%	10/02/86

(1)	The current yield more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount’s investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

The annualized yield for the TFLIC Transamerica Money Market subaccount for the seven days ended December 31, 2004, was 1.00%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Settlement Options
Additional Information about Transamerica and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica’s Published Ratings
Index to Financial Statements
TFLIC Series Life Account
Transamerica Financial Life Insurance Company

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this office.

attained age	The issue age of each joint insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the surviving insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and either insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured’s age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charges and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

maturity date	The Policy anniversary nearest the younger joint insured’s 100th birthday if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse period guarantee in effect. We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date	You select one of the two options on the Policy application. Either (1) the later of target premium attained age 65 or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years but not to exceed target premium attained age 85.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of the fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any decreases in the Base Policy’s specified amount. Other events such as a request to decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium age	The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years.

termination	When neither of the joint insured’s lives are insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds are living.

Appendix A

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 67 on a Policy for an insured who is a 52 year old male and a 38 year old female in the Ultimate Select Non-Tobacco rate class (the “representative joint insureds”), annual premium paid on the first day of each Policy year of $7,800, a $1,000,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative joint insureds on page 68 is based on the same factors as those on page 67, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration uses the current charges and the guaranteed illustration uses the guaranteed charges. These charges are:

(1)	the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year;

(2)	estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.84% of the portfolios’ gross average daily net assets. The 0.84% gross average portfolio expense level assumes an equal allocation of amounts among the 35 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2004 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our office. (See prospectus back cover – Inquiries.)

TFLIC FREEDOM WEALTH PROTECTOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 52 Ultimate Select Non-Tobacco Class; Female Issue Age 38 Ultimate Select Non-Tobacco Class

SPECIFIED AMOUNT $1,000,000 OPTION TYPE A

Annual Premium $7,800

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	1,000,000	1,000,000	1,000,000	6,659	7,081	7,363
2	1,000,000	1,000,000	1,000,000	13,179	14,440	15,309
3	1,000,000	1,000,000	1,000,000	19,555	22,081	23,880
4	1,000,000	1,000,000	1,000,000	25,783	30,010	33,120
5	1,000,000	1,000,000	1,000,000	31,858	38,230	43,077
6	1,000,000	1,000,000	1,000,000	37,773	46,745	53,801
7	1,000,000	1,000,000	1,000,000	43,520	55,558	65,345
8	1,000,000	1,000,000	1,000,000	49,091	64,669	77,765
9	1,000,000	1,000,000	1,000,000	54,474	74,077	91,122
10	1,000,000	1,000,000	1,000,000	59,655	83,780	105,478
15	1,000,000	1,000,000	1,000,000	84,368	139,206	197,700
20	1,000,000	1,000,000	1,000,000	108,585	211,855	342,839
25	1,000,000	1,000,000	1,000,000	131,142	304,617	567,012
30 (Younger’s Age 68)	1,000,000	1,000,000	1,073,893	145,852	417,521	910,078
35 (Younger’s Age 73)	1,000,000	1,000,000	1,592,414	150,204	556,347	1,434,607
40 (Younger’s Age 78)	1,000,000	1,000,000	2,347,997	139,376	730,329	2,236,187
45 (Younger’s Age 83)	1,000,000	1,004,534	3,628,159	104,513	956,699	3,455,389
50 (Younger’s Age 88)	1,000,000	1,311,536	5,564,747	20,868	1,249,082	5,299,759
55 (Younger’s Age 93)	*	1,662,288	8,326,417	—	1,613,872	8,083,900
60 (Younger’s Age 98)	*	2,086,805	12,390,268	—	2,086,805	12,390,268
62 (Younger’s Age 100)	*	2,310,782	14,700,246	—	2,310,782	14,700,246

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	—	14	296	20	108,585	211,855	342,839
2	5,218	6,479	7,348	25	131,142	304,617	567,012
3	11,267	13,793	15,592	30 (Younger’s Age 68)	145,852	417,521	910,078
4	17,168	21,394	24,505	35 (Younger’s Age 73)	150,204	556,347	1,434,607
5	22,915	29,286	34,134	40 (Younger’s Age 78)	139,376	730,329	2,236,187
6	28,502	37,474	44,530	45 (Younger’s Age 83)	104,513	956,699	3,455,389
7	34,497	46,535	56,322	50 (Younger’s Age 88)	20,868	1,249,082	5,299,759
8	41,150	56,728	69,824	55 (Younger’s Age 93)	*	1,613,872	8,083,900
9	47,706	67,310	84,355	60 (Younger’s Age 98)	*	2,086,805	12,390,268
10	53,941	78,066	99,764	62 (Younger’s Age 100)	*	2,310,782	14,700,246
15	84,368	139,206	197,700

*	In the absence of an additional payment, the Policy would lapse.

TFLIC FREEDOM WEALTH PROTECTOR

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 52 Ultimate Select Non-Tobacco Class; Female Issue Age 38 Ultimate Select Non-Tobacco Class

SPECIFIED AMOUNT $1,000,000 OPTION TYPE A

Annual Premium $7,800

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	1,000,000	1,000,000	1,000,000	6,600	7,020	7,300
2	1,000,000	1,000,000	1,000,000	13,061	14,314	15,178
3	1,000,000	1,000,000	1,000,000	19,380	21,889	23,676
4	1,000,000	1,000,000	1,000,000	25,552	29,748	32,837
5	1,000,000	1,000,000	1,000,000	31,571	37,896	42,708
6	1,000,000	1,000,000	1,000,000	37,431	46,335	53,338
7	1,000,000	1,000,000	1,000,000	43,125	55,069	64,781
8	1,000,000	1,000,000	1,000,000	48,643	64,098	77,092
9	1,000,000	1,000,000	1,000,000	53,974	73,420	90,330
10	1,000,000	1,000,000	1,000,000	59,104	83,033	104,557
15	1,000,000	1,000,000	1,000,000	82,302	136,619	194,614
20	1,000,000	1,000,000	1,000,000	97,451	197,776	325,923
25	1,000,000	1,000,000	1,000,000	98,837	263,150	517,468
30 (Younger’s Age 68)	1,000,000	1,000,000	1,000,000	69,766	320,592	801,194
35 (Younger’s Age 73)	*	1,000,000	1,371,082	—	355,921	1,235,209
40 (Younger’s Age 78)	*	1,000,000	1,982,393	—	337,664	1,887,994
45 (Younger’s Age 83)	*	1,000,000	2,989,901	—	185,620	2,847,525
50 (Younger’s Age 88)	*	*	4,433,349	—	—	4,222,237
55 (Younger’s Age 93)	*	*	6,356,121	—	—	6,170,992
60 (Younger’s Age 98)	*	*	9,292,617	—	—	9,292,617
62 (Younger’s Age 100)	*	*	10,968,561	—	—	10,968,561

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)	End of Policy Year	0% (Gross) -.84% (Net)	6% (Gross) 5.16% (Net)	10% (Gross) 9.16% (Net)
1	—	—	233	20	97,451	197,776	325,923
2	5,100	6,354	7,218	25	98,837	263,150	517,468
3	11,092	13,601	15,388	30 (Younger’s Age 68)	69,766	320,592	801,194
4	16,936	21,132	24,221	35 (Younger’s Age 73)	*	355,921	1,235,209
5	22,628	28,952	33,764	40 (Younger’s Age 78)	*	337,664	1,887,994
6	28,160	37,064	44,067	45 (Younger’s Age 83)	*	185,620	2,847,525
7	34,102	46,046	55,758	50 (Younger’s Age 88)	*	*	4,222,237
8	40,702	56,157	69,151	55 (Younger’s Age 93)	*	*	6,170,992
9	47,207	66,652	83,563	60 (Younger’s Age 98)	*	*	9,292,617
10	53,390	77,319	98,843	62 (Younger’s Age 100)	*	*	10,968,561
15	82,302	136,619	194,614

*	In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, surrender cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

Facsimile: 1-800-322-7361

(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time)

www.tafinlife.com/vp

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant’s file numbers are listed below.

AFSG serves as the principal underwriter for the Policies. More information about AFSG is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 33-86696/811-8878

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

TFLIC FREEDOM WEALTH PROTECTORSM

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Wealth ProtectorSM joint survivorship flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2005, by calling 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the administrative office at Transamerica, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the AEGON/Transamerica Series Trust – Initial Class, the Access Variable Insurance Trust and the Fidelity Variable Insurance Products Fund – Service Class 2 Shares.

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office and mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Our hours are Monday—Friday from 8:30 a.m.—7:00 p.m. Eastern time. All premium payments, loan repayments, correspondence and notices should be sent to this office.

attained age	The issue age of each joint insured, plus the number of completed years since the Policy date.

Base Policy	The TFLIC Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the surviving insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest, and any due and unpaid monthly deductions.

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The free-look period is listed in the Policy.

funds	Investment companies that are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the administrative office.

in force	While coverage under the Policy or a supplemental rider, if any, is active and either insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured’s age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charges and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

1

maturity date	The Policy anniversary nearest the younger joint insured’s 100th birthday if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium	The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date	You select one of the two options on the Policy application. Either (1) the later of target premium attained age 65 or five Policy years, or (2) the later of target premium attained age 75 or ten Policy years but not to exceed target premium attained age 85.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of the fund.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

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reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the Policy date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount is the amount shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any decreases in the Base Policy’s specified amount. Other events such as a request to decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of the fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years. The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

termination	When neither of the joint insured’s lives are insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner or policyowner)	The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds are living.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our administrative office at any time while the surviving insured is alive and the Policy is in force.

• Change is effective as of the date that the owner signs the written notice.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our administrative office.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the surviving insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the surviving insured, then any contingent beneficiary becomes the surviving beneficiary.

• If both the beneficiary and contingent beneficiary die before the surviving insured, then the death benefit will be paid to the owner or the owner’s estate upon the surviving insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our administrative office.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our administrative office.

• If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy	• The owner may assign Policy rights while either or both joint insureds are alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our administrative office;

• responsible for the validity of any assignment;

• liable for any payment we made before we received written notice of the assignment at our administrative office; or

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• bound by any assignment which results in adverse tax consequences to the owner, joint insureds or beneficiary(ies).

• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the joint insureds in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force while both joint insureds are still alive, for two years from the Policy date, or if reinstated, for two years from the date of reinstatement. At the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy’s validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

Suicide Exclusion

If either joint insured commits suicide within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

Following the suicide of either joint insured, if we receive a written request from the policyowner prior to the Policy’s termination, we will allow the Policy to be exchanged for a new policy on the life of the surviving joint insured. The new policy will be provided without evidence of insurability and will have the same risk classification of the surviving joint insured under the original Policy. The new policy will be issued with the same Policy date as the original Policy, on any permanent individual fixed account life insurance policy that we offer at the time of exchange, and for an amount of insurance equal to one-half the specified amount of the original Policy, excluding riders in force at the time of the deceased joint insured’s death.

Misstatement of Age or Gender

If the age or gender of either joint insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the joint insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund’s Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,

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(1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured’s date of death.

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Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.

• We will stop making payments once we have made all the payments for the period selected.

Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:

• only for the life of the payee, at the end of which payments will end; or

• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.

• Payments to the co-payee, if living, upon the payee’s death will equal either:

• the full amount paid to the payee before the payee’s death; or

• two-thirds of the amount paid to the payee before the payee’s death.

• All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered

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with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

AFSG serves as principal underwriter for the Policies. AFSG’s home office is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. AFSG is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. AFSG is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. AFSG is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with AFSG. Sales representatives are appointed as our insurance agents.

During fiscal years 2004, 2003, and 2002, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,434,520, $2,129,231, and $2,278,929, respectively. AFSG passes through commissions it receives to selling firms for their sales and does not retain any portion of them. Our parent company provides capital contributions to AFSG and pays for AFSG’s operating and other expenses, including overhead, legal and accounting fees.

We and/or AFSG, TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

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Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

•	the current cash value

•	the current net surrender value

•	the current death benefit

•	outstanding loans

•	any activity since the last report

•	projected values

•	investment experience of each subaccount

•	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the Separate Account at December 31, 2004 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these financial statements and schedules only as bearing upon Transamerica Financial Life Insurance Company’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica’s financial statements and schedules at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

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Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the joint insured’s gender, attained age on the Policy date, rate band, length of time from the Policy date, and rate class. We currently place insureds into the following rate classes:

•	ultimate select (preferred) non-tobacco use;

•	select (non-preferred) non-tobacco use;

•	ultimate standard (preferred) tobacco use;

•	standard (non-preferred) tobacco use; and

•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an “ultimate class.” An ultimate class is available only if your specified amount is $1,000,000 or greater.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

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•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

TFLIC Series Life Account:

Transamerica Financial Life Insurance Company

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Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
of the TFLIC Series Life Account

TFLIC Life Insurance Company, Inc.

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (the Separate Account, a separate account of TFLIC Life Insurance Company, Inc.) as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2004, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa

March 4, 2005

0503-0631374

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Templeton Great Companies Global Subaccount	TFLIC Van Kampen Emerging Growth Subaccount

Assets:

Investment in securities:

Number of shares	367	29	143	116	166

Cost	$367	$359	$4,719	$2,171	$3,145

Investment, at net asset value	$367	$352	$5,001	$2,046	$2,955

Dividend receivable	0	0	0	0	0

Transfers receivable from depositor	0	0	1	0	0

Total assets	367	352	5,002	2,046	2,955

Liabilities:

Accrued expenses	0	0	0	0	0

Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$367	$352	$5,002	$2,046	$2,955

Net Assets Consists of:

Policy owners’ equity:

Class A	$347	$332	$4,979	$2,024	$2,933

Class B	0	0	0	0	0

Depositor’s equity:

Class A	0	0	0	0	0

Class B	20	20	23	22	22

Net assets applicable to units outstanding	$367	$352	$5,002	$2,046	$2,955

Policy owners’ units:

Class A	31	24	684	219	317

Class B	0	0	0	0	0

Depositor’s units:

Class A	0	0	0	0	0

Class B	2	2	2	2	2

Total units outstanding:

Class A	31	24	684	219	317

Class B	2	2	2	2	2

Accumulation unit value:

Class A	$11.13	$13.79	$7.28	$9.23	$9.25

Class B	10.02	10.02	11.21	11.02	10.95

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Mercury Large Cap Value Subaccount	TFLIC American Century International Subaccount	TFLIC Third Avenue Value Subaccount

Assets:
Investment in securities:
Number of shares	52	45	9	71	45

Cost	$820	$535	$122	$480	$673

Investment, at net asset value	$917	$602	$148	$615	$937
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	1	0	0	0

Total assets	917	603	148	615	937

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$917	$603	$148	$615	$937

Net Assets Consists of:
Policy owners’ equity:
Class A	$896	$581	$125	$615	$914
Class B	0	0	0	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	21	22	23	0	23

Net assets applicable to units outstanding	$917	$603	$148	$615	$937

Policy owners’ units:
Class A	48	47	9	71	39
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	0	2
Total units outstanding:
Class A	48	47	9	71	39
Class B	2	2	2	0	2
Accumulation unit value:
Class A	$18.61	$12.34	$13.31	$8.66	$23.54
Class B	10.36	10.71	11.25	n/a	11.30

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Clarion Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount

Assets:
Investment in securities:
Number of shares	27	15	19	8	27

Cost	$369	$123	$143	$114	$277

Investment, at net asset value	$512	$142	$179	$162	$331
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	512	142	179	162	331

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$512	$142	$179	$162	$331

Net Assets Consists of:
Policy owners’ equity:
Class A	$490	$120	$156	$140	$308
Class B	0	0	0	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	22	22	23	22	23

Net assets applicable to units outstanding	$512	$142	$179	$162	$331

Policy owners’ units:
Class A	21	13	16	13	27
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	2	2
Total units outstanding:
Class A	21	13	16	13	27
Class B	2	2	2	2	2
Accumulation unit value:
Class A	$23.56	$9.47	$9.55	$11.21	$11.47
Class B	11.29	11.05	11.52	10.94	11.35

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Salomon All Cap Subaccount	TFLIC J.P. Morgan Mid Cap Value Subaccount	TFLIC Great Companies- AmericaSM Subaccount	TFLIC Great Companies- TechnologySM Subaccount	TFLIC Asset Allocation- Conservative Portfolio Subaccount

Assets:
Investment in securities:
Number of shares	69	24	45	39	19

Cost	$819	$275	$419	$142	$198

Investment, at net asset value	$975	$354	$447	$168	$226
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	1	0	0	0	0

Total assets	976	354	447	168	226

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$976	$354	$447	$168	$226

Net Assets Consists of:
Policy owners’ equity:
Class A	$954	$332	$425	$146	$205
Class B	0	0	0	0	0
Depositor’s equity:
Class A	0	0	0	0	0
Class B	22	22	22	22	21

Net assets applicable to units outstanding	$976	$354	$447	$168	$226

Policy owners’ units:
Class A	68	23	46	39	17
Class B	0	0	0	0	0
Depositor’s units:
Class A	0	0	0	0	0
Class B	2	2	2	2	2
Total units outstanding:
Class A	68	23	46	39	17
Class B	2	2	2	2	2
Accumulation unit value:
Class A	$14.07	$14.27	$9.22	$3.71	$11.97
Class B	10.97	11.01	10.86	10.84	10.59

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Asset Allocation- Moderate Portfolio Subaccount	TFLIC Asset Allocation- Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation- Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount	TFLIC Transamerica Balanced Subaccount

Assets:

Investment in securities:

Number of shares	125	359	284	6	4

Cost	$1,302	$3,676	$2,925	$62	$47

Investment, at net asset value	$1,512	$4,372	$3,427	$63	$52

Dividend receivable	0	0	0	0	0

Transfers receivable from depositor	0	4	0	0	0

Total assets	1,512	4,376	3,427	63	52

Liabilities:

Accrued expenses	0	0	0	0	0

Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$1,512	$4,376	$3,427	$63	$52

Net Assets Consists of:

Policy owners’ equity:

Class A	$1,490	$4,354	$3,405	$43	$31

Class B	0	0	0	0	0

Depositor’s equity:

Class A	0	0	0	0	0

Class B	22	22	22	20	21

Net assets applicable to units outstanding	$1,512	$4,376	$3,427	$63	$52

Policy owners’ units:

Class A	125	363	286	4	3

Class B	0	0	0	0	0

Depositor’s units:

Class A	0	0	0	0	0

Class B	2	2	2	2	2

Total units outstanding:

Class A	125	363	286	4	3

Class B	2	2	2	2	2

Accumulation unit value:

Class A	$11.96	$12.01	$11.91	$11.37	$11.73

Class B	10.75	10.96	11.11	10.05	10.82

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount	TFLIC Capital Guardian Value Subaccount	TFLIC Transamerica Small/Mid Cap Value Subaccount

Assets:
Investment in securities:
Number of shares	5	158	100	3	3

Cost	$52	$3,210	$1,397	$50	$47

Investment, at net asset value	$61	$3,293	$1,470	$58	$54
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	61	3,293	1,470	58	54

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$61	$3,293	$1,470	$58	$54

Net Assets Consists of:
Policy owners’ equity:
Class A	$7	$3,271	$1,448	$6	$3
Class B	0	0	0	0	0
Depositor’s equity:
Class A	32	0	0	30	29
Class B	22	22	22	22	22

Net assets applicable to units outstanding	$61	$3,293	$1,470	$58	$54

Policy owners’ units:
Class A	1	257	122	0	3
Class B	0	0	0	0	0
Depositor’s units:
Class A	3	0	0	3	0
Class B	2	2	2	2	2
Total units outstanding:
Class A	4	257	122	3	3
Class B	2	2	2	2	2
Accumulation unit value:
Class A	$12.74	$12.73	$11.90	$12.20	$11.45
Class B	11.08	11.21	10.88	11.13	11.21

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount	TFLIC Capital Guardian U.S. Equity Subaccount

Assets:

Investment in securities:

Number of shares	4	4	4	3

Cost	$50	$50	$44	$28

Investment, at net asset value	$51	$57	$47	$34

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	0	0	0

Total assets	51	57	47	34

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	0	0

Total liabilities	0	0	0	0

Net assets	$51	$57	$47	$34

Net Assets Consists of:

Policy owners’ equity:

Class A	$4	$7	$2	$4

Class B	0	0	0	0

Depositor’s equity:

Class A	27	28	24	30

Class B	20	22	21	0

Net assets applicable to units outstanding	$51	$57	$47	$34

Policy owners’ units:

Class A	0	1	0	0

Class B	0	0	0	0

Depositor’s units:

Class A	3	3	2	3

Class B	2	2	2	0

Total units outstanding:

Class A	3	4	2	3

Class B	2	2	2	0

Accumulation unit value:

Class A	$10.93	$11.41	$11.86	$11.83

Class B	10.00	10.89	10.33	N/A

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	Access U.S. Government Money Market Portfolio Subaccount	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount

Assets:

Investment in securities:

Number of shares	20	2	4	2

Cost	$20	$23	$41	$25

Investment, at net asset value	$20	$26	$40	$34

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	0	0	0

Total assets	20	26	40	34

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	0	0

Total liabilities	0	0	0	0

Net assets	$20	$26	$40	$34

Net Assets Consists of:

Policy owners’ equity:

Class A	$0	$1	$12	$3

Class B	0	0	0	0

Depositor’s equity:

Class A	20	25	28	31

Class B	0	0	0	0

Net assets applicable to units outstanding	$20	$26	$40	$34

Policy owners’ units:

Class A	0	0	1	0

Class B	0	0	0	0

Depositor’s units:

Class A	2	2	2	2

Class B	0	0	0	0

Total units outstanding:

Class A	2	2	3	2

Class B	0	0	0	0

Accumulation unit value:

Class A	$9.85	$12.47	$13.89	$15.49

Class B	N/A	N/A	N/A	N/A

See accompanying notes.

TFLIC Series Life Account

Statements of Assets and Liabilities

At December 31, 2004

(all amounts except per unit amounts in thousands)

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount

Assets:

Investment in securities:

Number of shares	6	11	10	1

Cost	$86	$217	$203	$45

Investment, at net asset value	$99	$283	$245	$49

Dividend receivable	0	0	0	0

Transfers receivable from depositor	0	0	0	0

Total assets	99	283	245	49

Liabilities:

Accrued expenses	0	0	0	0

Transfers payable to depositor	0	0	0	0

Total liabilities	0	0	0	0

Net assets	$99	$283	$245	$49

Net Assets Consists of:

Policy owners’ equity:

Class A	$99	$283	$245	$0

Class B	0	0	0	0

Depositor’s equity:

Class A	0	0	0	27

Class B	0	0	0	22

Net assets applicable to units outstanding	$99	$283	$245	$49

Policy owners’ units:

Class A	13	27	21	0

Class B	0	0	0	0

Depositor’s units:

Class A	0	0	0	2

Class B	0	0	0	2

Total units outstanding:

Class A	13	27	21	2

Class B	0	0	0	2

Accumulation unit value:

Class A	$7.34	$10.30	$11.44	$10.97

Class B	N/A	N/A	N/A	10.89

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2004

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount	TFLIC AEGON Bond Subaccount	TFLIC Janus Growth Subaccount	TFLIC Templeton Great Companies Global Subaccount	TFLIC Van Kampen Emerging Growth Subaccount

Investment Income:
Dividend income	$3	$23	$0	$0	$0

Total Investment Income	3	23	0	0	0

Expenses:
Mortality and expense risk:
Class A	3	3	39	16	24
Class B	0	0	0	0	0

Total expenses	3	3	39	16	24

Net investment income (loss)	0	20	(39)	(16)	(24)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	0	(19)	(32)	(36)
L-T Realized gain distributions	0	1	0	0	0
Change in unrealized appreciation (depreciation)	0	(9)	678	202	234

Net gain (loss) on investment securities	0	(8)	659	170	198

Net increase (decrease) in net assets resulting from operations	$0	$12	$620	$154	$174

	TFLIC Federated Growth & Income Subaccount	TFLIC Transamerica Value Balanced Subaccount	TFLIC Mercury Large Cap Value Subaccount	TFLIC American Century International Subaccount	TFLIC Third Avenue Value Subaccount

Investment Income:
Dividend income	$33	$7	$3	$0	$5

Total Investment Income	33	7	3	0	5

Expenses:
Mortality and expense risk:
Class A	7	5	1	5	6
Class B	0	0	0	0	0

Total expenses	7	5	1	5	6

Net investment income (loss)	26	2	2	(5)	(1)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	11	5	6	10	12
L-T Realized gain distributions	13	0	0	0	0
Change in unrealized appreciation (depreciation)	18	42	13	67	157

Net gain (loss) on investment securities	42	47	19	77	169

Net increase (decrease) in net assets resulting from operations	$68	$49	$21	$72	$168

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2004

(all amounts in thousands)

	TFLIC Clarion Real Estate Securities Subaccount	TFLIC Marsico Growth Subaccount	TFLIC Munder Net50 Subaccount	TFLIC T. Rowe Price Equity Income Subaccount	TFLIC T. Rowe Price Small Cap Subaccount

Investment Income:
Dividend income	$10	$0	$0	$2	$0

Total Investment Income	10	0	0	2	0

Expenses:
Mortality and expense risk:
Class A	3	1	1	1	3
Class B	0	0	0	0	0

Total expenses	3	1	1	1	3

Net investment income (loss)	7	(1)	(1)	1	(3)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	9	7	11	(15)	12
L-T Realized gain distributions	6	0	0	0	0
Change in unrealized appreciation (depreciation)	91	11	16	32	20

Net gain (loss) on investment securities	106	18	27	17	32

Net increase (decrease) in net assets resulting from operations	$113	$17	$26	$18	$29

	TFLIC Salomon All Cap Subaccount	TFLIC J.P. Morgan Mid Cap Value Subaccount	TFLIC Great Companies- AmericaSM Subaccount	TFLIC Great Companies- TechnologySM Subaccount	TFLIC Asset Allocation- Conservative Portfolio Subaccount

Investment Income:
Dividend income	$2	$0	$2	$0	$2

Total Investment Income	2	0	2	0	2

Expenses:
Mortality and expense risk:
Class A	8	3	3	1	2
Class B	0	0	0	0	0

Total expenses	8	3	3	1	2

Net investment income (loss)	(6)	(3)	(1)	(1)	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	16	6	4	7	7
L-T Realized gain distributions	0	0	0	0	1
Change in unrealized appreciation (depreciation)	61	37	5	6	9

Net gain (loss) on investment securities	77	43	9	13	17

Net increase (decrease) in net assets resulting from operations	$71	$40	$8	$12	$17

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2004

(all amounts in thousands)

	TFLIC Asset Allocation- Moderate Portfolio Subaccount	TFLIC Asset Allocation- Moderate Growth Portfolio Subaccount	TFLIC Asset Allocation- Growth Portfolio Subaccount	TFLIC PIMCO Total Return Subaccount

Investment Income:
Dividend income	$11	$24	$20	$1

Total Investment Income	11	24	20	1

Expenses:
Mortality and expense risk:
Class A	9	27	20	0
Class B	0	0	0	0

Total expenses	9	27	20	0

Net investment income (loss)	2	(3)	0	1

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	16	23	14	0
L-T Realized gain distributions	1	2	2	0
Change in unrealized appreciation (depreciation)	106	413	325	0

Net gain (loss) on investment securities	123	438	341	0

Net increase (decrease) in net assets resulting from operations	$125	$435	$341	$1

	TFLIC Transamerica Balanced Subaccount	TFLIC Transamerica Convertible Securities Subaccount	TFLIC Transamerica Equity Subaccount	TFLIC Transamerica Growth Opportunities Subaccount

Investment Income:
Dividend income	$0	$2	$0	$0

Total Investment Income	0	2	0	0

Expenses:
Mortality and expense risk:
Class A	0	1	18	8
Class B	0	0	0	0

Total expenses	0	1	18	8

Net investment income (loss)	0	1	(18)	(8)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	3	0	(9)	0
L-T Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	2	5	395	129

Net gain (loss) on investment securities	5	5	386	129

Net increase (decrease) in net assets resulting from operations	$5	$6	$368	$121

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2004

(all amounts in thousands)

	TFLIC Capital Guardian Value Subaccount	TFLIC Transamerica Small/Mid Cap Value Subaccount(1)	TFLIC Transamerica U.S. Government Securities Subaccount	TFLIC J.P. Morgan Enhanced Index Subaccount	TFLIC MFS High Yield Subaccount

Investment Income:
Dividend income	$0	$0	$1	$0	$2

Total Investment Income	0	0	1	0	2

Expenses:
Mortality and expense risk:
Class A	0	1	0	0	0
Class B	0	0	0	0	0

Total expenses	0	1	0	0	0

Net investment income (loss)	0	(1)	1	0	2

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	0	0	0	0
L-T Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	7	7	0	5	1

Net gain (loss) on investment securities	7	7	0	5	1

Net increase (decrease) in net assets resulting from operations	$7	$6	$1	$5	$3

	TFLIC Capital Guardian U.S. Equity Subaccount	Access U.S. Government Money Market Portfolio Subaccount	Potomac Dow 30 Plus Portfolio Subaccount	Potomac OTC Plus Portfolio Subaccount	Wells S&P REIT Index Portfolio Subaccount

Investment Income:
Dividend income	$0	$0	$0	$4	$0

Total Investment Income	0	0	0	4	0

Expenses:
Mortality and expense risk:
Class A	0	0	0	0	0
Class B	0	0	0	0	0

Total expenses	0	0	0	0	0

Net investment income (loss)	0	0	0	4	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment securities	0	0	2	3	2
L-T Realized gain distributions	0	0	0	1	0
Change in unrealized appreciation (depreciation)	3	0	(1)	(6)	5

Net gain (loss) on investment securities	3	0	1	(2)	7

Net increase (decrease) in net assets resulting from operations	$3	$0	$1	$2	$7

See accompanying notes.

TFLIC Series Life Account

Statements of Operations

For the Year Ended December 31, 2004

(all amounts in thousands)

	Fidelity VIP Growth Opportunities Portfolio Subaccount	Fidelity VIP Contrafund® Portfolio Subaccount	Fidelity VIP Equity-Income Portfolio Subaccount	Fidelity VIP Index 500 Portfolio Subaccount(1)

Investment Income:

Dividend income	$0	$1	$3	$0

Total Investment Income	0	1	3	0

Expenses:

Mortality and expense risk:

Class A	1	2	2	0

Class B	0	0	0	0

Total expenses	1	2	2	0

Net investment income (loss)	(1)	(1)	1	0

Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investment securities	3	9	7	0

L-T Realized gain distributions	0	0	1	0

Change in unrealized appreciation (depreciation)	4	28	14	4

Net gain (loss) on investment securities	7	37	22	4

Net increase (decrease) in net assets resulting from operations	$6	$36	$23	$4

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Money Market Subaccount		TFLIC AEGON Bond Subaccount		TFLIC Janus Growth Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$0	$0	$20	$15	$(39)	$(29)

Net gain (loss) on investment securities	0	0	(8)	(2)	659	899

Net increase (decrease) in net assets resulting from operations	0	0	12	13	620	870

Capital Unit Transactions:

Proceeds from units sold (transferred)	113	(86)	58	(50)	1,045	1,078

Less cost of units redeemed:

Administrative charges	36	40	34	43	387	419

Policy loans	0	2	0	1	45	9

Surrender benefits	16	3	22	8	253	68

Death benefits	0	0	0	0	3	0

	52	45	56	52	688	496

Increase (decrease) in net assets from capital unit transactions	61	(131)	2	(102)	357	582

Net increase (decrease) in net assets	61	(131)	14	(89)	977	1,452

Depositor’s equity contribution (net redemption)	20	(28)	20	(33)	20	0

Net Assets:

Beginning of period	286	445	318	440	4,005	2,553

End of period	$367	$286	$352	$318	$5,002	$4,005

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Templeton Great Companies Global Subaccount		TFLIC Van Kampen Emerging Growth Subaccount		TFLIC Federated Growth & Income Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(16)	$(12)	$(24)	$(18)	$26	$19

Net gain (loss) on investment securities	170	309	198	499	42	116

Net increase (decrease) in net assets resulting from operations	154	297	174	481	68	135

Capital Unit Transactions:

Proceeds from units sold (transferred)	447	357	675	700	243	288

Less cost of units redeemed:

Administrative charges	155	161	240	261	75	78

Policy loans	16	3	23	6	6	2

Surrender benefits	105	17	141	37	59	17

Death benefits	1	0	1	1	0	0

	277	181	405	305	140	97

Increase (decrease) in net assets from capital unit transactions	170	176	270	395	103	191

Net increase (decrease) in net assets	324	473	444	876	171	326

Depositor’s equity contribution (net redemption)	20	0	20	0	20	(37)

Net Assets:

Beginning of period	1,702	1,229	2,491	1,615	726	437

End of period	$2,046	$1,702	$2,955	$2,491	$917	$726

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Value Balanced Subaccount		TFLIC Mercury Large Cap Value Subaccount		TFLIC American Century International Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$2	$8	$2	$0	$(5)	$(3)

Net gain (loss) on investment securities	47	54	19	23	77	98

Net increase (decrease) in net assets resulting from operations	49	62	21	23	72	95

Capital Unit Transactions:

Proceeds from units sold (transferred)	222	132	39	28	145	358

Less cost of units redeemed:

Administrative charges	55	50	9	10	48	39

Policy loans	4	5	0	1	3	2

Surrender benefits	31	11	5	1	24	7

Death benefits	0	0	0	0	0	0

	90	66	14	12	75	48

Increase (decrease) in net assets from capital unit transactions	132	66	25	16	70	310

Net increase (decrease) in net assets	181	128	46	39	142	405

Depositor’s equity contribution (net redemption)	20	(25)	(9)	0	(21)	0

Net Assets:

Beginning of period	402	299	111	72	494	89

End of period	$603	$402	$148	$111	$615	$494

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Third Avenue Value Subaccount		TFLIC Clarion Real Estate Securities Subaccount		TFLIC Marsico Growth Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(1)	$(2)	$7	$3	$(1)	$(1)

Net gain (loss) on investment securities	169	143	106	66	18	24

Net increase (decrease) in net assets resulting from operations	168	141	113	69	17	23

Capital Unit Transactions:

Proceeds from units sold (transferred)	256	208	155	132	25	38

Less cost of units redeemed:

Administrative charges	60	56	36	33	10	11

Policy loans	3	1	3	0	0	0

Surrender benefits	32	6	31	7	17	1

Death benefits	0	0	0	0	0	0

	95	63	70	40	27	12

Increase (decrease) in net assets from capital unit transactions	161	145	85	92	(2)	26

Net increase (decrease) in net assets	329	286	198	161	15	49

Depositor’s equity contribution (net redemption)	20	(38)	20	(37)	(4)	0

Net Assets:

Beginning of period	588	340	294	170	131	82

End of period	$937	$588	$512	$294	$142	$131

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Munder Net50 Subaccount		TFLIC T. Rowe Price Equity Income Subaccount		TFLIC T. Rowe Price Small Cap Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(1)	$(1)	$1	$1	$(3)	$(2)

Net gain (loss) on investment securities	27	32	17	21	32	71

Net increase (decrease) in net assets resulting from operations	26	31	18	22	29	69

Capital Unit Transactions:

Proceeds from units sold (transferred)	63	47	51	20	87	71

Less cost of units redeemed:

Administrative charges	12	6	12	11	20	19

Policy loans	0	2	0	0	0	4

Surrender benefits	5	1	1	1	25	3

Death benefits	0	0	0	0	0	0

	17	9	13	12	45	26

Increase (decrease) in net assets from capital unit transactions	46	38	38	8	42	45

Net increase (decrease) in net assets	72	69	56	30	71	114

Depositor’s equity contribution (net redemption)	(4)	0	(6)	0	(8)	0

Net Assets:

Beginning of period	111	42	112	82	268	154

End of period	$179	$111	$162	$112	$331	$268

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Salomon All Cap Subaccount		TFLIC J.P. Morgan Mid Cap Value Subaccount		TFLIC Great Companies- AmericaSM Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(6)	$(3)	$(3)	$(2)	$(1)	$(1)

Net gain (loss) on investment securities	77	195	43	60	9	44

Net increase (decrease) in net assets resulting from operations	71	192	40	58	8	43

Capital Unit Transactions:

Proceeds from units sold (transferred)	235	246	76	87	248	73

Less cost of units redeemed:

Administrative charges	72	80	28	30	32	25

Policy loans	1	2	2	0	0	0

Surrender benefits	85	18	13	7	21	5

Death benefits	0	0	0	0	0	0

	158	100	43	37	53	30

Increase (decrease) in net assets from capital unit transactions	77	146	33	50	195	43

Net increase (decrease) in net assets	148	338	73	108	203	86

Depositor’s equity contribution (net redemption)	20	(27)	20	(27)	(3)	0

Net Assets:

Beginning of period	808	497	261	180	247	161

End of period	$976	$808	$354	$261	$447	$247

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Great Companies- TechnologySM Subaccount		TFLIC Asset Allocation- Conservative Portfolio Subaccount		TFLIC Asset Allocation- Moderate Portfolio Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(1)	$(1)	$0	$(1)	$2	$(4)

Net gain (loss) on investment securities	13	38	17	22	123	114

Net increase (decrease) in net assets resulting from operations	12	37	17	21	125	110

Capital Unit Transactions:

Proceeds from units sold (transferred)	34	42	93	104	890	638

Less cost of units redeemed:

Administrative charges	12	12	26	21	203	137

Policy loans	0	0	0	0	0	2

Surrender benefits	11	1	2	1	52	7

Death benefits	0	0	0	0	0	0

	23	13	28	22	255	146

Increase (decrease) in net assets from capital unit transactions	11	29	65	82	635	492

Net increase (decrease) in net assets	23	66	82	103	760	602

Depositor’s equity contribution (net redemption)	11	0	(9)	0	20	(26)

Net Assets:

Beginning of period	134	68	153	50	732	156

End of period	$168	$134	$226	$153	$1,512	$732

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Asset Allocation- Moderate Growth Portfolio Subaccount		TFLIC Asset Allocation- Growth Portfolio Subaccount		TFLIC PIMCO Total Return Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$(3)	$(8)	$0	$(4)	$1	$0

Net gain (loss) on investment securities	438	290	341	181	0	1

Net increase (decrease) in net assets resulting from operations	435	282	341	177	1	1

Capital Unit Transactions:

Proceeds from units sold (transferred)	2,557	1,792	2,191	1,196	23	26

Less cost of units redeemed:

Administrative charges	477	251	342	121	5	5

Policy loans	16	0	12	0	0	0

Surrender benefits	171	22	103	16	0	0

Death benefits	2	0	0	0	0	0

	666	273	457	137	5	5

Increase (decrease) in net assets from capital unit transactions	1,891	1,519	1,734	1,059	18	21

Net increase (decrease) in net assets	2,326	1,801	2,075	1,236	19	22

Depositor’s equity contribution (net redemption)	20	(25)	(8)	0	20	(27)

Net Assets:

Beginning of period	2,030	254	1,360	124	24	29

End of period	$4,376	$2,030	$3,427	$1,360	$63	$24

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Balanced Subaccount		TFLIC Transamerica Convertible Securities Subaccount		TFLIC Transamerica Equity Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$0	$(1)	$1	$0	$(18)	$(1)

Net gain (loss) on investment securities	5	5	5	5	386	21

Net increase (decrease) in net assets resulting from operations	5	4	6	5	368	20

Capital Unit Transactions:

Proceeds from units sold (transferred)	18	15	6	2	3,110	77

Less cost of units redeemed:

Administrative charges	5	3	1	0	178	12

Policy loans	0	0	0	0	14	0

Surrender benefits	1	0	0	1	97	4

Death benefits	0	0	0	0	1	0

	6	3	1	1	290	16

Increase (decrease) in net assets from capital unit transactions	12	12	5	1	2,820	61

Net increase (decrease) in net assets	17	16	11	6	3,188	81

Depositor’s equity contribution (net redemption)	(7)	0	20	0	(9)	0

Net Assets:

Beginning of period	42	26	30	24	114	33

End of period	$52	$42	$61	$30	$3,293	$114

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica Growth Opportunities Subaccount		TFLIC Capital Guardian Value Subaccount		TFLIC Transamerica Small/Mid Cap Value Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004(1)

Operations:

Net investment income (loss)	$(8)	$(1)	$0	$0	$(1)

Net gain (loss) on investment securities	129	11	7	7	7

Net increase (decrease) in net assets resulting from operations	121	10	7	7	6

Capital Unit Transactions:

Proceeds from units sold (transferred)	1,470	14	5	2	3

Less cost of units redeemed:

Administrative charges	82	4	1	1	0

Policy loans	10	0	0	0	0

Surrender benefits	66	0	1	0	0

Death benefits	0	0	0	0	0

	158	4	2	1	0

Increase (decrease) in net assets from capital unit transactions	1,312	10	3	1	3

Net increase (decrease) in net assets	1,433	20	10	8	9

Depositor’s equity contribution (net redemption)	(9)	0	20	0	45

Net Assets:

Beginning of period	46	26	28	20	0

End of period	$1,470	$46	$58	$28	$54

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Transamerica U.S. Government Securities Subaccount		TFLIC J.P. Morgan Enhanced Index Subaccount		TFLIC MFS High Yield Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004	2003

Operations:

Net investment income (loss)	$1	$1	$0	$0	$2	$0

Net gain (loss) on investment securities	0	0	5	6	1	2

Net increase (decrease) in net assets resulting from operations	1	1	5	6	3	2

Capital Unit Transactions:

Proceeds from units sold (transferred)	3	2	4	3	2	0

Less cost of units redeemed:

Administrative charges	1	1	1	0	0	0

Policy loans	0	0	0	0	0	0

Surrender benefits	1	0	0	0	0	0

Death benefits	0	0	0	0	0	0

	2	1	1	0	0	0

Increase (decrease) in net assets from capital unit transactions	1	1	3	3	2	0

Net increase (decrease) in net assets	2	2	8	9	5	2

Depositor’s equity contribution (net redemption)	20	0	20	0	20	20

Net Assets:

Beginning of period	29	27	29	20	22	0

End of period	$51	$29	$57	$29	$47	$22

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	TFLIC Capital Guardian U.S. Equity Subaccount		Access U.S. Government Money Market Portfolio Subaccount		Potomac Dow 30 Plus Portfolio Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003(1)	2004	2003(1)

Operations:

Net investment income (loss)	$0	$0	$0	$0	$0	$0

Net gain (loss) on investment securities	3	8	0	0	1	4

Net increase (decrease) in net assets resulting from operations	3	8	0	0	1	4

Capital Unit Transactions:

Proceeds from units sold (transferred)	2	2	0	0	1	0

Less cost of units redeemed:

Administrative charges	0	0	0	0	0	0

Policy loans	0	0	0	0	0	0

Surrender benefits	1	0	0	0	0	0

Death benefits	0	0	0	0	0	0

	1	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	1	2	0	0	1	0

Net increase (decrease) in net assets	4	10	0	0	2	4

Depositor’s equity contribution (net redemption)	0	0	0	20	0	20

Net Assets:

Beginning of period	30	20	20	0	24	0

End of period	$34	$30	$20	$20	$26	$24

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Potomac OTC Plus Portfolio Subaccount		Wells S&P REIT Index Portfolio Subaccount		Fidelity VIP Growth Opportunities Portfolio Subaccount
	December 31,		December 31,		December 31,
	2004	2003(1)	2004	2003(1)	2004	2003

Operations:

Net investment income (loss)	$4	$0	$0	$0	$(1)	$0

Net gain (loss) on investment securities	(2)	5	7	4	7	21

Net increase (decrease) in net assets resulting from operations	2	5	7	4	6	21

Capital Unit Transactions:

Proceeds from units sold (transferred)	14	0	3	0	25	17

Less cost of units redeemed:

Administrative charges	1	0	0	0	8	9

Policy loans	0	0	0	0	0	1

Surrender benefits	0	0	0	0	3	1

Death benefits	0	0	0	0	0	0

	1	0	0	0	11	11

Increase (decrease) in net assets from capital unit transactions	13	0	3	0	14	6

Net increase (decrease) in net assets	15	5	10	4	20	27

Depositor’s equity contribution (net redemption)	0	20	0	20	(18)	0

Net Assets:

Beginning of period	25	0	24	0	97	70

End of period	$40	$25	$34	$24	$99	$97

See accompanying notes.

TFLIC Series Life Account

Statements of Changes in Net Assets

For the Year Ended

(all amounts in thousands)

	Fidelity VIP Contrafund® Portfolio Subaccount		Fidelity VIP Equity-Income Portfolio Subaccount		Fidelity VIP Index 500 Portfolio Subaccount
	December 31,		December 31,		December 31,
	2004	2003	2004	2003	2004(1)

Operations:

Net investment income (loss)	$(1)	$(1)	$1	$1	$0

Net gain (loss) on investment securities	37	50	22	49	4

Net increase (decrease) in net assets resulting from operations	36	49	23	50	4

Capital Unit Transactions:

Proceeds from units sold (transferred)	56	58	57	45	0

Less cost of units redeemed:

Administrative charges	20	22	17	22	0

Policy loans	0	1	2	0	0

Surrender benefits	10	2	21	3	0

Death benefits	0	0	0	0	0

	30	25	40	25	0

Increase (decrease) in net assets from capital unit transactions	26	33	17	20	0

Net increase (decrease) in net assets	62	82	40	70	4

Depositor’s equity contribution (net redemption)	(24)	0	(27)	0	45

Net Assets:

Beginning of period	245	163	232	162	0

End of period	$283	$245	$245	$232	$49

See accompanying notes.

TFLIC Series Life Account

Notes to the Financial Statements

At December 31, 2004

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The TFLIC Series Life Account (the “Life Account”), was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC” or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains forty-two investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the “Portfolio”) of a Series Fund, which collectively is referred to as the “Fund”. The Life Account contains six funds (collectively referred to as the “Funds”). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Fund, Inc. (“ATSF”)

Transamerica Money Market

AEGON Bond

Janus Growth

Templeton Great Companies Global

Van Kampen Emerging Growth

Federated Growth & Income

Transamerica Value Balanced

Mercury Large Cap Value

American Century International

Third Avenue Value

Clarion Real Estate Securities

Marsico Growth

Munder Net50

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Salomon All Cap

J.P. Morgan Mid Cap Value

Great Companies-AmericaSM

Great Companies-TechnologySM

Asset Allocation-Conservative Portfolio

Asset Allocation-Moderate Portfolio

Asset Allocation-Moderate Growth Portfolio

Asset Allocation-Growth Portfolio

PIMCO Total Return

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Capital Guardian Value

Transamerica Small/Mid Cap Value

Transamerica U.S. Government Securities

J.P. Morgan Enhanced Index

MFS High Yield

Capital Guardian U.S. Equity

Life Account Class A and Class B invest in ATSF initial class.

Variable Insurance Products Fund (VIP) Service Class 2

Fidelity VIP Index 500 Portfolio

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Equity-Income Portfolio

Access Variable Insurance Trust

Access U.S. Government Money Market Portfolio

Potomac Dow 30 Plus Portfolio

Potomac OTC Plus Portfolio

Wells S&P REIT Index Portfolio

The following portfolio names have changed:

Portfolio	Formerly
Templeton Great Companies Global	Janus Global
Mercury Large Cap Value	PBHG/NWQ Value Select
J.P. Morgan Mid Cap Value	Dreyfus Mid Cap
Transamerica Balanced	Janus Balanced

In accordance with the shareholder approved agreements and plans of reorganization, the following mergers of the underlying fund occurred within 2004:

Date	Acquiring Fund	Acquired Fund
Mergers of portfolios within the AEGON/Transamerica Series Fund, Inc.:
04/30/04	Janus Global	Templeton Great Companies Global
04/30/04	Transamerica Value Balanced	LKCM Strategic Total Return
04/30/04	Transamerica Equity	Alger Aggressive Growth
04/30/04	Great Companies-America	GE U.S. Equity
04/30/04	Transamerica Growth Opportunities	PBHG Mid Cap Growth

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 1—(continued)

The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. (ATFA) as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of TFLIC. Each Sub-Adviser is compensated directly by ATFA. The other Funds have entered into participation agreements for each Portfolio with TFLIC.

Each period reported on within the financial statements reflects a full twelve month period except as follows:

Subaccount	Inception Date
TFLIC Templeton Great Companies Global	09/01/2000
TFLIC Great Companies-AmericaSM	09/01/2000
TFLIC Great Companies-TechnologySM	09/01/2000
TFLIC Asset Allocation-Conservative Portfolio	05/01/2002
TFLIC Asset Allocation-Moderate Portfolio	05/01/2002
TFLIC Asset Allocation-Moderate Growth Portfolio	05/01/2002
TFLIC Asset Allocation-Growth Portfolio	05/01/2002
TFLIC PIMCO Total Return	05/01/2002
TFLIC Transamerica Balanced	05/01/2002
TFLIC Transamerica Convertible Securities	05/01/2002
TFLIC Transamerica Equity	05/01/2002
TFLIC Transamerica Growth Opportunities	05/01/2002
TFLIC Capital Guardian Value	05/01/2002
TFLIC Transamerica Small/Mid Cap Value	05/01/2004
TFLIC Transamerica U.S. Government Securities	05/01/2002
TFLIC J.P. Morgan Enhanced Index	05/01/2002

Subaccount	Inception Date
TFLIC MFS High Yield	05/01/2003
TFLIC Capital Guardian U.S. Equity	05/01/2002
Access U.S. Government Money Market Portfolio	05/01/2003
Potomac Dow 30 Plus Portfolio	05/01/2003
Potomac OTC Plus Portfolio	05/01/2003
Wells S&P REIT Index Portfolio	05/01/2003
Fidelity VIP Index 500 Portfolio	05/01/2004
Fidelity VIP Growth Opportunities Portfolio	09/01/2000
Fidelity VIP Contrafund® Portfolio	09/01/2000
Fidelity VIP Equity-Income Portfolio	09/01/2000

On May 1, 2004, TFLIC made initial contributions totaling $50,000 to the Life Account. The respective amounts of the contributions and units received are as follows:

Subaccount	Contribution	Units
TFLIC Transamerica Small/Mid CapValue	$25,000	2,500
Fidelity VIP Index 500 Portfolio	$25,000	2,500

On October 18, 2004, TFLIC made initial contributions totaling $659,980 to the Life Account. The amounts of the contributions and units are as follows for Class B:

Subaccount	Contribution	Units
TFLIC Transamerica Money Market	$20,000	2,000
TFLIC AEGON Bond	$20,000	2,000
TFLIC Janus Growth	$20,000	2,000
TFLIC Templeton Great Companies Global	$20,000	2,000
TFLIC Van Kampen Emerging Growth	$20,000	2,000
TFLIC Federated Growth & Income	$20,000	2,000
TFLIC Transamerica Value Balanced	$20,000	2,000
TFLIC Mercury Large Cap Value	$20,000	2,000
TFLIC Third Avenue Value	$20,000	2,000
TFLIC Clarion Real Estate Securities	$20,000	2,000

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 1—(continued)

Subaccount	Contribution	Units
TFLIC Marsico Growth	$20,000	2,000
TFLIC Munder Net50	$20,000	2,000
TFLIC T. Rowe Price Equity Income	$20,000	2,000
TFLIC T. Rowe Price Small Cap	$20,000	2,000
TFLIC Salomon All Cap	$20,000	2,000
TFLIC J. P. Morgan Mid Cap Value	$20,000	2,000
TFLIC Great Companies-AmericaSM	$20,000	2,000
TFLIC Great Companies-TechnologySM	$20,000	2,000
TFLIC Asset Allocation-Conservative Portfolio	$20,000	2,000
TFLIC Asset Allocation-Moderate Portfolio	$20,000	2,000
TFLIC Asset Allocation-Moderate Growth Portfolio	$20,000	2,000
TFLIC Asset Allocation-Growth Portfolio	$20,000	2,000
TFLIC PIMCO Total Return	$20,000	2,000
TFLIC Transamerica Balanced	$20,000	2,000
TFLIC Transamerica Convertible Securities	$20,000	2,000
TFLIC Transamerica Equity	$20,000	2,000
TFLIC Transamerica Growth Opportunities	$20,000	2,000
TFLIC Capital Guardian Value	$20,000	2,000
TFLIC Transamerica Small/Mid CapValue	$20,000	2,000
TFLIC Transamerica U.S. Government Securities	$20,000	2,000
TFLIC J.P. Morgan Enhanced Index	$20,000	2,000
TFLIC MFS High Yield	$19,980	2,000
Fidelity VIP Index 500 Portfolio	$20,000	2,000

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the ”Policies”) issued by TFLIC. The Life Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with U.S. generally accepted accounting principles, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.	Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is the average-cost method.

B.	Federal Income Taxes

The operations of the Life Account are a part of and are taxed with the total operations of TFLIC, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to TFLIC, as long as earnings are credited under the policies. Accordingly, no provision for Federal income taxes has been made.

NOTE 2—EXPENSES AND RELATED PARTY

TRANSACTIONS

Charges are assessed by TFLIC in connection with the issuance and administration of the Policies.

A.	Policy Charges

Under some forms of the Policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 2—(continued)

Under all forms of the Policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

B.	Life Account Charges

A daily charge equal to an annual rate of 0.90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

C.	Related Party Transactions

ATFA is the investment adviser for the AEGON/Transamerica Series Fund, Inc. (“Fund”). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to ATFA as a percentage of the average daily net assets of the portfolio.

Subaccount	Advisory Fee
Transamerica Money Market	0.35%
AEGON Bond	0.45
Janus Growth	0.80
Templeton Great Companies Global(1)	0.75
Van Kampen Emerging Growth	0.80
Federated Growth & Income	0.75
Transamerica Value Balanced(2)	0.75
Mercury Large Cap Value(3)	0.80
American Century International(4)	1.00
Third Avenue Value	0.80
Clarion Real Estate Securities	0.80
Marsico Growth(5)	0.80
Munder Net50	0.90
T. Rowe Price Equity Income	0.75
T. Rowe Price Small Cap	0.75
Salomon All Cap(6)	0.90
J. P. Morgan Mid Cap Value(7)	0.85
Great Companies-AmericaSM(8)	0.775
Great Companies-TechnologySM	0.80
Asset Allocation-Conservative Portfolio	0.10

Subaccount	Advisory Fee
Asset Allocation-Moderate Portfolio	0.10%
Asset Allocation-Moderate Growth Portfolio	0.10
Asset Allocation-Growth Portfolio	0.10
PIMCO Total Return	0.70
Transamerica Balanced(9)	0.80
Transamerica Convertible Securities(10)	0.80
Transamerica Equity(11)	0.75
Transamerica Growth Opportunities(12)	0.85
Capital Guardian Value(13)	0.85
Transamerica Small/Mid Cap Value(14)	0.80
Transamerica U.S. Government Securities	0.65
J.P. Morgan Enhanced Index	0.75
MFS High Yield	0.775
Capital Guardian U.S. Equity(13)	0.85

AEGON/Transamerica Fund Services, Inc. (“ATFS”) provides the Fund with administrative and transfer agency services. ATFS is a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (WRL). ATFA is directly owned by WRL (78%) and AUSA Holding Company (22%) (“TFLIC”) both of which are indirect wholly-owned subsidiaries of AEGON NV., a holding company organized under the laws of the Netherlands.

(1)	ATFA receives compensation for its services at 0.75% for the first $500 million of the portfolio’s average daily net assets; 0.725% of assets over $500 million up to $1.5 billion: and 0.70% of assets in excess of $1.5 billion.
(2)	ATFA receives compensation for its services at 0.75% for the first $750 million of the portfolio’s average daily net assets; 0.70% of assets over $750 million up to $1 billion; and 0.60% of assets in excess of $1 billion.
(3)	ATFA receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of assets over $250 million up to $750 million; and 0.75% of assets in excess of $750 million.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 2—(continued)

(4)	ATFA receives compensation for its services at 1.00% for the first $50 million of the portfolio’s average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.
(5)	ATFA receives compensation for its services at 0.80% for the first $250 million of the portfolio’s average daily net assets; 0.75% of assets over $250 million up to $500 million; 0.70% of assets over $500 million up to $1 billion; and 0.60% of assets in excess of $1 billion.
(6)	ATFA receives compensation for its services at 0.90% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.
(7)	ATFA receives compensation for its services at 0.85% for the first $100 million of the portfolio’s average daily net assets; and 0.80% of assets in excess of $100 million.
(8)	ATFA receives compensation for its services at 0.775% for the first $250 million of the portfolio’s average daily net assets; and 0.75% of assets in excess of $250 million.
(9)	ATFA receives compensation for its services at .80% for the first $250 million of the portfolio’s average daily net assets; 0.775% of assets over $250 million up to $500 million; 0.75% of assets over $500 million up to $1 billion; 0.70% of assets over $1 billion up to $1.5 billion; and 0.65% of assets in excess of $1.5 billion.
(10)	ATFA receives compensation for its services at 0.80% for the first $500 million of the portfolio’s average daily net assets; and 0.70% of assets in excess of $500 million.
(11)	ATFA receives compensation for its services at 0.75% for the first $1 billion of the portfolio’s average daily net assets; and 0.725% of assets in excess of $1 billion.
(12)	ATFA receives compensation for its services at .85% for the first $100 million of the portfolio’s average daily net assets; 0.80% of assets over $100 million up to $500 million; and 0.75% of assets in excess of $500 million.
(13)	ATFA receives compensation for its services at .85% for the first $300 million of the portfolio’s average daily net assets; 0.80% of assets over $300 million up to $500 million; and 0.775% of assets in excess of $500 million.
(14)	ATFA receives compensation for its services at .80% for the first $500 million of the portfolio’s average daily net assets; and 0.75% of assets in excess of $500 million.

NOTE 3—DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 4—SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2004 are as follows (in thousands):

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
TFLIC Transamerica Money Market	$164	$83
TFLIC AEGON Bond	129	86
TFLIC Janus Growth	669	333
TFLIC Templeton Great Companies Global	369	203
TFLIC Van Kampen Emerging Growth	492	226
TFLIC Federated Growth & Income	280	118
TFLIC Transamerica Value Balanced	233	85
TFLIC Mercury Large Cap Value	64	46
TFLIC American Century International	113	68
TFLIC Third Avenue Value	243	63
TFLIC Clarion Real Estate Securities	167	48
TFLIC Marsico Growth	69	75
TFLIC Munder Net50	98	57
TFLIC T. Rowe Price Equity Income	69	36
TFLIC T. Rowe Price Small Cap	119	89
TFLIC Salomon All Cap	228	137
TFLIC J. P. Morgan Mid Cap Value	85	34
TFLIC Great Companies-AmericaSM	263	78
TFLIC Great Companies-TechnologySM	74	52
TFLIC Asset Allocation-Conservative Portfolio	114	57
TFLIC Asset Allocation-Moderate Portfolio	795	136
TFLIC Asset Allocation-Moderate Growth Portfolio	2,108	202
TFLIC Asset Allocation-Growth Portfolio	1,875	132

Subaccount	Purchases of Securities	Proceeds from Sales of Securities
TFLIC PIMCO Total Return	$68	$29
TFLIC Transamerica Balanced	37	31
TFLIC Transamerica Convertible Securities	27	1
TFLIC Transamerica Equity	3,314	192
TFLIC Transamerica Growth Opportunities	1,489	132
TFLIC Capital Guardian Value	26	3
TFLIC Transamerica Small/Mid Cap Value	49	2
TFLIC Transamerica U.S. Government Securities	24	2
TFLIC J.P. Morgan Enhanced Index	26	3
TFLIC MFS High Yield	25	1
TFLIC Capital Guardian U.S. Equity	2	1
Access U.S. Government Money Market Portfolio	88	88
Potomac Dow 30 Plus Portfolio	21	20
Potomac OTC Plus Portfolio	114	96
Wells S&P REIT Index Portfolio	16	13
Fidelity VIP Index 500 Portfolio	45	0
Fidelity VIP Growth Opportunities Portfolio	23	28
Fidelity VIP Contrafund® Portfolio	53	53
Fidelity VIP Equity-Income Portfolio	51	59

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—FINANCIAL HIGHLIGHTS

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2004		$11.12	$0.01	$0.00	$0.01	$11.13
	12/31/2003		11.13	(0.01)	0.00	(0.01)	11.12
	12/31/2002		11.07	0.06	0.00	0.06	11.13
	12/31/2001		10.74	0.33	0.00	0.33	11.07
	12/31/2000		10.22	0.52	0.00	0.52	10.74
Class B	12/31/2004	(1)	10.00	0.02	0.00	0.02	10.02

TFLIC AEGON Bond Subaccount
Class A	12/31/2004		13.31	0.84	(0.36)	0.48	13.79
	12/31/2003		12.88	0.51	(0.08)	0.43	13.31
	12/31/2002		11.82	0.47	0.59	1.06	12.88
	12/31/2001		11.03	(0.03)	0.82	0.79	11.82
	12/31/2000		10.04	0.52	0.47	0.99	11.03
Class B	12/31/2004	(1)	10.00	(0.02)	0.04	0.02	10.02

TFLIC Janus Growth Subaccount
Class A	12/31/2004		6.35	(0.06)	0.99	0.93	7.28
	12/31/2003		4.86	(0.05)	1.54	1.49	6.35
	12/31/2002		6.99	(0.05)	(2.08)	(2.13)	4.86
	12/31/2001		9.83	(0.07)	(2.77)	(2.84)	6.99
	12/31/2000		13.96	2.77	(6.90)	(4.13)	9.83
Class B	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2004		8.54	(0.08)	0.77	0.69	9.23
	12/31/2003		6.99	(0.07)	1.62	1.55	8.54
	12/31/2002		9.53	0.15	(2.69)	(2.54)	6.99
	12/31/2001		12.47	0.01	(2.95)	(2.94)	9.53
	12/31/2000		15.25	5.01	(7.79)	(2.78)	12.47
Class B	12/31/2004	(1)	10.00	(0.02)	1.04	1.02	11.02

TFLIC Van Kampen Emerging Growth Subaccount
Class A	12/31/2004		8.71	(0.08)	0.62	0.54	9.25
	12/31/2003		6.86	(0.07)	1.92	1.85	8.71
	12/31/2002		10.34	(0.07)	(3.41)	(3.48)	6.86
	12/31/2001		15.63	(0.09)	(5.20)	(5.29)	10.34
	12/31/2000		17.90	8.28	(10.55)	(2.27)	15.63
Class B	12/31/2004	(1)	10.00	(0.02)	0.97	0.95	10.95

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2004		17.20	0.57	0.84	1.41	18.61
	12/31/2003		13.68	0.52	3.00	3.52	17.20
	12/31/2002		13.67	0.70	(0.69)	0.01	13.68
	12/31/2001		11.92	0.12	1.63	1.75	13.67
	12/31/2000		9.31	0.48	2.13	2.61	11.92
Class B	12/31/2004	(1)	10.00	(0.02)	0.38	0.36	10.36

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2004		0.10%	$347	1.02%	0.90%
	12/31/2003		(0.11)	286	0.82	0.90
	12/31/2002		0.54	445	0.52	0.90
	12/31/2001		3.06	307	2.54	0.90
	12/31/2000		5.17	115	5.07	0.90
Class B	12/31/2004	(1)	0.18	20	0.33	0.75

TFLIC AEGON Bond Subaccount
Class A	12/31/2004		3.59	332	7.09	0.90
	12/31/2003		3.35	318	4.78	0.90
	12/31/2002		8.99	440	3.76	0.90
	12/31/2001		7.11	98	(0.27)	0.90
	12/31/2000		9.90	31	4.99	0.90
Class B	12/31/2004	(1)	0.18	20	0.00	0.75

TFLIC Janus Growth Subaccount
Class A	12/31/2004		14.50	4,979	0.00	0.90
	12/31/2003		30.82	4,005	0.00	0.90
	12/31/2002		(30.55)	2,553	(0.90)	0.90
	12/31/2001		(28.85)	2,539	(0.90)	0.90
	12/31/2000		(29.58)	1,652	21.38	0.90
Class B	12/31/2004	(1)	12.09	23	0.00	0.75

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2004		8.09	2,024	0.00	0.90
	12/31/2003		22.15	1,702	0.00	0.90
	12/31/2002		(26.69)	1,229	1.91	0.90
	12/31/2001		(23.53)	1,387	0.07	0.90
	12/31/2000		(18.28)	1,223	34.15	0.90
Class B	12/31/2004	(1)	10.19	22	0.00	0.75

TFLIC Van Kampen Emerging Growth Subaccount
Class A	12/31/2004		6.18	2,933	0.00	0.90
	12/31/2003		27.01	2,491	0.00	0.90
	12/31/2002		(33.66)	1,615	(0.80)	0.90
	12/31/2001		(33.83)	1,640	(0.81)	0.90
	12/31/2000		(12.70)	1,185	43.31	0.90
Class B	12/31/2004	(1)	9.48	22	0.00	0.75

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2004		8.23	896	4.12	0.90
	12/31/2003		25.71	726	4.33	0.90
	12/31/2002		0.06	437	5.08	0.90
	12/31/2001		14.67	196	(0.90)	0.90
	12/31/2000		28.01	34	4.75	0.90
Class B	12/31/2004	(1)	3.62	21	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2004		$11.32	$0.05	$0.97	$1.02	$12.34
	12/31/2003		9.50	0.22	1.60	1.82	11.32
	12/31/2002		11.13	0.33	(1.96)	(1.63)	9.50
	12/31/2001		10.96	0.08	0.09	0.17	11.13
	12/31/2000		9.43	0.78	0.75	1.53	10.96
Class B	12/31/2004	(1)	10.00	(0.02)	0.73	0.71	10.71

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2004		11.35	0.22	1.74	1.96	13.31
	12/31/2003		8.82	0.00	2.53	2.53	11.35
	12/31/2002		10.38	0.13	(1.69)	(1.56)	8.82
	12/31/2001		10.66	(0.08)	(0.20)	(0.28)	10.38
	12/31/2000		9.34	0.15	1.17	1.32	10.66
Class B	12/31/2004	(1)	10.00	(0.02)	1.27	1.25	11.25

TFLIC American Century International Subaccount
Class A	12/31/2004		7.64	(0.07)	1.09	1.02	8.66
	12/31/2003		6.15	(0.06)	1.55	1.49	7.64
	12/31/2002		7.88	(0.04)	(1.69)	(1.73)	6.15
	12/31/2001		10.38	0.18	(2.68)	(2.50)	7.88
	12/31/2000		12.32	1.58	(3.52)	(1.94)	10.38

TFLIC Third Avenue Value Subaccount
Class A	12/31/2004		19.03	(0.04)	4.55	4.51	23.54
	12/31/2003		13.99	(0.07)	5.11	5.04	19.03
	12/31/2002		16.02	0.13	(2.16)	(2.03)	13.99
	12/31/2001		15.22	(0.12)	0.92	0.80	16.02
	12/31/2000		11.34	0.53	3.35	3.88	15.22
Class B	12/31/2004	(1)	10.00	(0.02)	1.32	1.30	11.30

TFLIC Clarion Real Estate Securities Subaccount
Class A	12/31/2004		17.89	0.39	5.28	5.67	23.56
	12/31/2003		13.30	0.21	4.38	4.59	17.89
	12/31/2002		12.95	0.09	0.26	0.35	13.30
	12/31/2001		11.77	0.17	1.01	1.18	12.95
	12/31/2000		9.16	0.04	2.57	2.61	11.77
Class B	12/31/2004	(1)	10.00	(0.02)	1.31	1.29	11.29

TFLIC Marsico Growth Subaccount
Class A	12/31/2004		8.51	(0.08)	1.04	0.96	9.47
	12/31/2003		6.80	(0.07)	1.78	1.71	8.51
	12/31/2002		9.27	(0.06)	(2.41)	(2.47)	6.80
	12/31/2001		10.88	0.00	(1.61)	(1.61)	9.27
	12/31/2000		11.94	0.06	(1.12)	(1.06)	10.88
Class B	12/31/2004	(1)	10.00	(0.02)	1.07	1.05	11.05

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2004		8.98%	$581	1.32%	0.90%
	12/31/2003		19.09	402	3.10	0.90
	12/31/2002		(14.59)	299	3.37	0.90
	12/31/2001		1.55	86	0.76	0.90
	12/31/2000		16.16	35	7.91	0.90
Class B	12/31/2004	(1)	7.08	22	0.00	0.75

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2004		17.28	125	2.76	0.90
	12/31/2003		28.62	111	0.86	0.90
	12/31/2002		(14.98)	72	1.38	0.90
	12/31/2001		(2.68)	57	(0.73)	0.90
	12/31/2000		14.17	27	1.59	0.90
Class B	12/31/2004	(1)	12.49	23	0.00	0.75

TFLIC American Century International Subaccount
Class A	12/31/2004		13.32	615	0.00	0.90
	12/31/2003		24.18	494	0.00	0.90
	12/31/2002		(21.89)	89	(0.57)	0.90
	12/31/2001		(24.12)	60	2.11	0.90
	12/31/2000		(15.75)	30	13.69	0.90

TFLIC Third Avenue Value Subaccount
Class A	12/31/2004		23.69	914	0.68	0.90
	12/31/2003		36.04	588	0.45	0.90
	12/31/2002		(12.66)	340	0.87	0.90
	12/31/2001		5.22	243	(0.77)	0.90
	12/31/2000		34.26	65	3.76	0.90
Class B	12/31/2004	(1)	12.99	23	0.00	0.75

TFLIC Clarion Real Estate Securities Subaccount
Class A	12/31/2004		31.67	490	2.89	0.90
	12/31/2003		34.53	294	2.27	0.90
	12/31/2002		2.67	170	0.68	0.90
	12/31/2001		10.06	72	1.42	0.90
	12/31/2000		28.46	34	0.38	0.90
Class B	12/31/2004	(1)	12.87	22	0.00	0.75

TFLIC Marsico Growth Subaccount
Class A	12/31/2004		11.25	120	0.00	0.90
	12/31/2003		25.21	131	0.00	0.90
	12/31/2002		(26.64)	82	(0.77)	0.90
	12/31/2001		(14.86)	57	(0.05)	0.90
	12/31/2000		(8.84)	44	0.52	0.90
Class B	12/31/2004	(1)	10.52	22	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Munder Net50 Subaccount
Class A	12/31/2004		$8.36	$(0.08)	$1.27	$1.19	$9.55
	12/31/2003		5.06	(0.06)	3.36	3.30	8.36
	12/31/2002		8.29	(0.05)	(3.18)	(3.23)	5.06
	12/31/2001		11.22	(0.04)	(2.89)	(2.93)	8.29
	12/31/2000		11.35	0.21	(0.34)	(0.13)	11.22
Class B	12/31/2004	(1)	10.00	(0.02)	1.54	1.52	11.52

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2004		9.85	0.07	1.29	1.36	11.21
	12/31/2003		7.84	0.08	1.93	2.01	9.85
	12/31/2002		9.74	(0.03)	(1.87)	(1.90)	7.84
	12/31/2001		10.26	(0.05)	(0.47)	(0.52)	9.74
	12/31/2000		9.42	(0.04)	0.88	0.84	10.26
Class B	12/31/2004	(1)	10.00	(0.02)	0.96	0.94	10.94

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2004		10.48	(0.10)	1.09	0.99	11.47
	12/31/2003		7.53	(0.08)	3.03	2.95	10.48
	12/31/2002		10.46	(0.08)	(2.85)	(2.93)	7.53
	12/31/2001		11.69	(0.09)	(1.14)	(1.23)	10.46
	12/31/2000		12.89	0.02	(1.22)	(1.20)	11.69
Class B	12/31/2004	(1)	10.00	(0.02)	1.37	1.35	11.35

TFLIC Salomon All Cap Subaccount
Class A	12/31/2004		13.01	(0.09)	1.15	1.06	14.07
	12/31/2003		9.71	(0.06)	3.36	3.30	13.01
	12/31/2002		13.01	0.02	(3.32)	(3.30)	9.71
	12/31/2001		12.86	0.10	0.05	0.15	13.01
	12/31/2000		10.97	0.16	1.73	1.89	12.86
Class B	12/31/2004	(1)	10.00	(0.02)	0.99	0.97	10.97

TFLIC J.P. Morgan Mid Cap Subaccount
Class A	12/31/2004		12.56	(0.11)	1.82	1.71	14.27
	12/31/2003		9.65	(0.08)	2.99	2.91	12.56
	12/31/2002		11.15	(0.09)	(1.41)	(1.50)	9.65
	12/31/2001		11.71	0.03	(0.59)	(0.56)	11.15
	12/31/2000		10.47	0.15	1.09	1.24	11.71
Class B	12/31/2004	(1)	10.00	(0.02)	1.03	1.01	11.01

TFLIC Great Companies - AmericaSM Subaccount
Class A	12/31/2004		9.14	(0.02)	0.10	0.08	9.22
	12/31/2003		7.40	(0.03)	1.77	1.74	9.14
	12/31/2002		9.41	(0.05)	(1.96)	(2.01)	7.40
	12/31/2001		10.82	(0.50)	(0.91)	(1.41)	9.41
	12/31/2000	(1)	10.00	(0.03)	0.85	0.82	10.82
Class B	12/31/2004	(1)	10.00	(0.02)	0.88	0.86	10.86

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Munder Net50 Subaccount
Class A	12/31/2004		14.31%	$156	0.00%	0.90%
	12/31/2003		65.12	111	0.00	0.90
	12/31/2002		(38.97)	42	(0.90)	0.90
	12/31/2001		(26.09)	39	(0.39)	0.90
	12/31/2000		(1.15)	40	1.87	0.90
Class B	12/31/2004	(1)	15.16	23	0.00	0.75

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2004		13.79	140	1.63	0.90
	12/31/2003		25.73	112	1.78	0.90
	12/31/2002		(19.54)	82	(0.40)	0.90
	12/31/2001		(5.02)	70	(0.49)	0.90
	12/31/2000		8.89	51	(0.46)	0.90
Class B	12/31/2004	(1)	9.45	22	0.00	0.75

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2004		9.38	308	0.00	0.90
	12/31/2003		39.15	268	0.00	0.90
	12/31/2002		(28.00)	154	(0.90)	0.90
	12/31/2001		(10.52)	156	(0.90)	0.90
	12/31/2000		(9.27)	99	0.18	0.90
Class B	12/31/2004	(1)	13.55	23	0.00	0.75

TFLIC Salomon All Cap Subaccount
Class A	12/31/2004		8.16	954	0.22	0.90
	12/31/2003		33.95	808	0.39	0.90
	12/31/2002		(25.39)	497	0.20	0.90
	12/31/2001		1.18	375	0.77	0.90
	12/31/2000		17.24	78	1.30	0.90
Class B	12/31/2004	(1)	9.72	22	0.00	0.75

TFLIC J.P. Morgan Mid Cap Subaccount
Class A	12/31/2004		13.56	332	0.04	0.90
	12/31/2003		30.25	261	0.11	0.90
	12/31/2002		(13.50)	180	(0.85)	0.90
	12/31/2001		(4.80)	114	0.30	0.90
	12/31/2000		11.91	60	1.29	0.90
Class B	12/31/2004	(1)	10.11	22	0.00	0.75

TFLIC Great Companies - AmericaSM Subaccount
Class A	12/31/2004		0.81	425	0.65	0.90
	12/31/2003		23.56	247	0.47	0.90
	12/31/2002		(21.40)	161	(0.61)	0.90
	12/31/2001		(12.98)	74	(0.54)	0.90
	12/31/2000	(1)	8.16	29	(0.90)	0.90
Class B	12/31/2004	(1)	8.64	22	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Great Companies - TechnologySM Subaccount
Class A	12/31/2004		$3.47	$(0.03)	$0.27	$0.24	$3.71
	12/31/2003		2.32	(0.03)	1.18	1.15	3.47
	12/31/2002		3.78	(0.02)	(1.44)	(1.46)	2.32
	12/31/2001		6.05	(0.04)	(2.23)	(2.27)	3.78
	12/31/2000	(1)	10.00	(0.02)	(3.93)	(3.95)	6.05
Class B	12/31/2004	(1)	10.00	(0.02)	0.86	0.84	10.84

TFLIC Asset Allocation - Conservative Portfolio Subaccount
Class A	12/31/2004		11.01	0.03	0.93	0.96	11.97
	12/31/2003		9.04	(0.08)	2.05	1.97	11.01
	12/31/2002	(1)	10.00	(0.05)	(0.91)	(0.96)	9.04
Class B	12/31/2004	(1)	10.00	(0.02)	0.61	0.59	10.59

TFLIC Asset Allocation - Moderate Portfolio Subaccont
Class A	12/31/2004		10.84	0.02	1.10	1.12	11.96
	12/31/2003		8.76	(0.08)	2.16	2.08	10.84
	12/31/2002	(1)	10.00	(0.05)	(1.19)	(1.24)	8.76
Class B	12/31/2004	(1)	10.00	(0.02)	0.77	0.75	10.75

TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount
Class A	12/31/2004		10.67	(0.01)	1.35	1.34	12.01
	12/31/2003		8.47	(0.07)	2.27	2.20	10.67
	12/31/2002	(1)	10.00	(0.05)	(1.48)	(1.53)	8.47
Class B	12/31/2004	(1)	10.00	(0.02)	0.98	0.96	10.96

TFLIC Asset Allocation - Growth Portfolio Subaccont
Class A	12/31/2004		10.53	0.00	1.38	1.38	11.91
	12/31/2003		8.12	(0.07)	2.48	2.41	10.53
	12/31/2002	(1)	10.00	(0.05)	(1.83)	(1.88)	8.12
Class B	12/31/2004	(1)	10.00	(0.02)	1.13	1.11	11.11

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2004		10.98	0.36	0.03	0.39	11.37
	12/31/2003		10.56	0.05	0.37	0.42	10.98
	12/31/2002	(1)	10.00	(0.06)	0.62	0.56	10.56
Class B	12/31/2004	(1)	10.00	(0.02)	0.07	0.05	10.05

TFLIC Transamerica Balanced Subaccount
Class A	12/31/2004		10.65	0.01	1.07	1.08	11.73
	12/31/2003		9.43	(0.07)	1.29	1.22	10.65
	12/31/2002	(1)	10.00	(0.06)	(0.51)	(0.57)	9.43
Class B	12/31/2004	(1)	10.00	(0.02)	0.84	0.82	10.82

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Great Companies - TechnologySM Subaccount
Class A	12/31/2004		7.09%	$146	0.00%	0.90%
	12/31/2003		49.61	134	0.00	0.90
	12/31/2002		(38.67)	68	(0.90)	0.90
	12/31/2001		(37.51)	53	(0.90)	0.90
	12/31/2000	(1)	(39.52)	15	(0.90)	0.90
Class B	12/31/2004	(1)	8.44	22	0.00	0.75

TFLIC Asset Allocation - Conservative Portfolio Subaccount
Class A	12/31/2004		8.73	205	1.19	0.90
	12/31/2003		21.82	153	0.12	0.90
	12/31/2002	(1)	(9.65)	50	(0.90)	0.90
Class B	12/31/2004	(1)	5.92	21	0.00	0.75

TFLIC Asset Allocation - Moderate Portfolio Subaccount
Class A	12/31/2004		10.40	1,490	1.04	0.90
	12/31/2003		23.75	732	0.11	0.90
	12/31/2002	(1)	(12.43)	156	(0.90)	0.90
Class B	12/31/2004	(1)	7.49	22	0.00	0.75

TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount
Class A	12/31/2004		12.53	4,354	0.79	0.90
	12/31/2003		26.03	2,030	0.15	0.90
	12/31/2002	(1)	(15.31)	254	(0.90)	0.90
Class B	12/31/2004	(1)	9.56	22	0.00	0.75

TFLIC Asset Allocation - Growth Portfolio Subaccount
Class A	12/31/2004		13.16	3,405	0.92	0.90
	12/31/2003		29.63	1,360	0.15	0.90
	12/31/2002	(1)	(18.79)	124	(0.90)	0.90
Class B	12/31/2004	(1)	11.09	22	0.00	0.75

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2004		3.56	43	4.11	0.90
	12/31/2003		3.97	24	1.32	0.90
	12/31/2002	(1)	5.56	29	(0.90)	0.90
Class B	12/31/2004	(1)	0.48	20	0.00	0.75

TFLIC Transamerica Balanced Subaccount
Class A	12/31/2004		10.16	31	0.98	0.90
	12/31/2003		12.88	42	0.18	0.90
	12/31/2002	(1)	(5.67)	26	(0.90)	0.90
Class B	12/31/2004	(1)	8.21	21	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2004		$11.35	$0.56	$0.83	$1.39	$12.74
	12/31/2003		9.26	(0.08)	2.17	2.09	11.35
	12/31/2002	(1)	10.00	(0.06)	(0.68)	(0.74)	9.26
Class B	12/31/2004	(1)	10.00	(0.02)	1.10	1.08	11.08

TFLIC Transamerica Equity Subaccount
Class A	12/31/2004		11.09	(0.10)	1.74	1.64	12.73
	12/31/2003		8.53	(0.09)	2.65	2.56	11.09
	12/31/2002	(1)	10.00	(0.05)	(1.42)	(1.47)	8.53
Class B	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2004		10.29	(0.10)	1.71	1.61	11.90
	12/31/2003		7.92	(0.08)	2.45	2.37	10.29
	12/31/2002	(1)	10.00	(0.05)	(2.03)	(2.08)	7.92
Class B	12/31/2004	(1)	10.00	(0.02)	0.90	0.88	10.88

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2004		10.55	0.02	1.63	1.65	12.20
	12/31/2003		7.91	(0.01)	2.65	2.64	10.55
	12/31/2002	(1)	10.00	0.31	(2.40)	(2.09)	7.91
Class B	12/31/2004	(1)	10.00	(0.02)	1.15	1.13	11.13

TFLIC Transamerica Small/Mid Cap Subaccount
Class A	12/31/2004	(1)	10.00	(0.06)	1.51	1.45	11.45
Class B	12/31/2004	(1)	10.00	(0.02)	1.23	1.21	11.21

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2004		10.68	0.31	(0.06)	0.25	10.93
	12/31/2003		10.47	0.12	0.09	0.21	10.68
	12/31/2002	(1)	10.00	0.15	0.32	0.47	10.47
Class B	12/31/2004	(1)	10.00	(0.02)	0.02	0.00	10.00

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2004		10.37	(0.01)	1.05	1.04	11.41
	12/31/2003		8.11	(0.03)	2.29	2.26	10.37
	12/31/2002	(1)	10.00	(0.01)	(1.88)	(1.89)	8.11
Class B	12/31/2004	(1)	10.00	(0.02)	0.91	0.89	10.89

TFLIC MFS High Yield Subaccount
Class A	12/31/2004		10.90	0.61	0.35	0.96	11.86
	12/31/2003	(1)	10.00	0.05	0.85	0.90	10.90
Class B	12/31/2004	(1)	10.00	(0.02)	0.35	0.33	10.33

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2004		10.87	(0.07)	1.03	0.96	11.83
	12/31/2003		8.04	(0.07)	2.90	2.83	10.87
	12/31/2002	(1)	10.00	(0.02)	(1.94)	(1.96)	8.04

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return	Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2004		12.17%	$39	5.65%	0.90%
	12/31/2003		22.56	30	0.13	0.90
	12/31/2002	(1)	(7.36)	24	(0.90)	0.90
Class B	12/31/2004	(1)	10.80	22	0.00	0.75

TFLIC Transamerica Equity Subaccount
Class A	12/31/2004		14.77	3,271	0.00	0.90
	12/31/2003		30.05	114	0.00	0.90
	12/31/2002	(1)	(14.69)	33	(0.90)	0.90
Class B	12/31/2004	(1)	12.09	22	0.00	0.75

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2004		15.58	1,448	0.00	0.90
	12/31/2003		30.04	46	0.00	0.90
	12/31/2002	(1)	(20.84)	26	(0.90)	0.90
Class B	12/31/2004	(1)	8.83	22	0.00	0.75

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2004		15.66	36	1.07	0.90
	12/31/2003		33.38	28	0.80	0.90
	12/31/2002	(1)	(20.90)	20	5.58	0.90
Class B	12/31/2004	(1)	11.33	22	0.00	0.75

TFLIC Transamerica Small/Mid Cap Subaccount
Class A	12/31/2004	(1)	14.47	32	0.00	0.90
Class B	12/31/2004	(1)	12.09	22	0.00	0.75

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2004		2.37	31	3.77	0.90
	12/31/2003		2.03	29	2.05	0.90
	12/31/2002	(1)	4.65	27	2.17	0.90
Class B	12/31/2004	(1)	0.01	20	0.00	0.75

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2004		10.03	35	0.77	0.90
	12/31/2003		27.79	29	0.53	0.90
	12/31/2002	(1)	(18.85)	20	(0.24)	0.90
Class B	12/31/2004	(1)	8.93	22	0.00	0.75

TFLIC MFS High Yield Subaccount
Class A	12/31/2004		8.79	26	6.36	0.90
	12/31/2003	(1)	8.90	22	1.60	0.90
Class B	12/31/2004	(1)	3.28	21	0.00	0.75

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2004		8.79	34	0.29	0.90
	12/31/2003		35.28	30	0.17	0.90
	12/31/2002	(1)	(19.63)	20	(0.28)	0.90

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Accumulation Unit Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investment	Net Income (Loss) from Operations	Accumulation Unit Value, End of Year
Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2004		$9.94	$(0.09)	$0.00	$(0.09)	$9.85
	12/31/2003	(1)	10.00	(0.06)	0.00	(0.06)	9.94

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2004		12.15	(0.04)	0.36	0.32	12.47
	12/31/2003	(1)	10.00	0.07	2.08	2.15	12.15

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2004		12.52	1.48	(0.11)	1.37	13.89
	12/31/2003	(1)	10.00	0.15	2.37	2.52	12.52

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2004		12.24	(0.10)	3.35	3.25	15.49
	12/31/2003	(1)	10.00	0.15	2.09	2.24	12.24

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2004		6.93	(0.04)	0.45	0.41	7.34
	12/31/2003		5.40	(0.03)	1.56	1.53	6.93
	12/31/2002		6.99	(0.01)	(1.58)	(1.59)	5.40
	12/31/2001		8.26	(0.05)	(1.22)	(1.27)	6.99
	12/31/2000	(1)	10.00	(0.03)	(1.71)	(1.74)	8.26

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2004		9.02	(0.06)	1.34	1.28	10.30
	12/31/2003		7.10	(0.05)	1.97	1.92	9.02
	12/31/2002		7.93	(0.03)	(0.80)	(0.83)	7.10
	12/31/2001		9.14	(0.03)	(1.18)	(1.21)	7.93
	12/31/2000	(1)	10.00	(0.03)	(0.83)	(0.86)	9.14

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2004		10.37	0.06	1.01	1.07	11.44
	12/31/2003		8.05	0.06	2.26	2.32	10.37
	12/31/2002		9.80	0.04	(1.79)	(1.75)	8.05
	12/31/2001		10.44	(0.01)	(0.63)	(0.64)	9.80
	12/31/2000	(1)	10.00	(0.03)	0.47	0.44	10.44

Fidelity VIP Index 500 Portfolio Subaccount
Class A	12/31/2004	(1)	10.00	(0.06)	1.03	0.97	10.97
Class B	12/31/2004	(1)	10.00	(0.02)	0.91	0.89	10.89

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

	Year Ended		Total Return		Net Assets at End of Year (in Thousands)	Investment Income Ratio	Expense Ratio
Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2004		(0.90	) %	$20	0.00%	0.90%
	12/31/2003	(1)	(0.57)		20	0.04	0.90

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2004		2.63		26	0.53	0.90
	12/31/2003	(1)	21.55		24	1.88	0.90

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2004		10.99		40	12.98	0.90
	12/31/2003	(1)	25.17		25	2.94	0.90

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2004		26.56		34	0.17	0.90
	12/31/2003	(1)	22.39		24	2.84	0.90

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2004		5.93		99	0.32	0.90
	12/31/2003		28.25		97	0.45	0.90
	12/31/2002		(22.70)		70	(0.17)	0.90
	12/31/2001		(15.40)		66	(0.68)	0.90
	12/31/2000	(1)	(17.36)		23	(0.90)	0.90

Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2004		14.13		283	0.22	0.90
	12/31/2003		27.05		245	0.29	0.90
	12/31/2002		(10.41)		163	(0.39)	0.90
	12/31/2001		(13.25)		85	(0.40)	0.90
	12/31/2000	(1)	(8.64)		34	(0.90)	0.90

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2004		10.24		245	1.48	0.90
	12/31/2003		28.87		232	1.53	0.90
	12/31/2002		(17.89)		162	0.45	0.90
	12/31/2001		(6.07)		94	(0.08)	0.90
	12/31/2000	(1)	4.39		26	(0.90)	0.90

Fidelity VIP Index 500 Portfolio Subaccount
Class A	12/31/2004	(1)	9.75		27	0.00	0.90
Class B	12/31/2004	(1)	8.95		22	0.00	0.75

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 5—(continued)

Per unit information has been computed using average units outstanding throughout each period. Total return and investment income ratios are not annualized for periods of less than one year. The ratio of investment income (loss) is represented as the dividends, excluding distributions of long-term capital gains, received by the Life Account to the average net assets. For the periods prior to December 31, 2003 the ratio represented net investment income (loss) as the dividends received, reduced for expenses paid by the Life Account, to the average net assets annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—EQUITY TRANSACTIONS

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2004		26	17	(12)	31
	12/31/2003		40	29	(43)	26
Class B	12/31/2004	(1)	0	2	0	2

TFLIC AEGON Bond Subaccount
Class A	12/31/2004		24	10	(10)	24
	12/31/2003		34	20	(30)	24
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Janus Growth Subaccount
Class A	12/31/2004		630	220	(166)	684
	12/31/2003		526	356	(252)	630
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2004		199	72	(52)	219
	12/31/2003		176	101	(78)	199
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Van Kampen Emerging Growth Subaccount
Class A	12/31/2004		286	111	(80)	317
	12/31/2003		235	168	(117)	286
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2004		42	21	(15)	48
	12/31/2003		32	28	(18)	42
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Value Balanced Subacount
Class A	12/31/2004		35	25	(13)	47
	12/31/2003		31	22	(18)	35
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2004		9	5	(5)	9
	12/31/2003		8	8	(6)	10
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Transamerica Money Market Subaccount
Class A	12/31/2004		$195	$(134)	$61
	12/31/2003		321	(480)	(159)
Class B	12/31/2004	(1)	20	0	20

TFLIC AEGON Bond Subaccount
Class A	12/31/2004		139	(137)	2
	12/31/2003		257	(392)	(135)
Class B	12/31/2004	(1)	20	0	20

TFLIC Janus Growth Subaccount
Class A	12/31/2004		1,439	(1,082)	357
	12/31/2003		1,952	(1,370)	582
Class B	12/31/2004	(1)	20	0	20

TFLIC Templeton Great Companies Global Subaccount
Class A	12/31/2004		616	(445)	171
	12/31/2003		729	(553)	176
Class B	12/31/2004	(1)	20	0	20

TFLIC Van Kampen Emerging Growth Subaccount
Class A	12/31/2004		964	(693)	271
	12/31/2003		1,283	(888)	395
Class B	12/31/2004	(1)	20	0	20

TFLIC Federated Growth & Income Subaccount
Class A	12/31/2004		358	(254)	104
	12/31/2003		427	(273)	154
Class B	12/31/2004	(1)	20	0	20

TFLIC Transamerica Value Balanced Subaccount
Class A	12/31/2004		292	(160)	132
	12/31/2003		219	(178)	41
Class B	12/31/2004	(1)	20	0	20

TFLIC Mercury Large Cap Value Subaccount
Class A	12/31/2004		54	(59)	(5)
	12/31/2003		74	(57)	17
Class B	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC American Century International Subaccount
Class A	12/31/2004		65	23	(17)	71
	12/31/2003		14	109	(58)	65

TFLIC Third Avenue Value Subaccount
Class A	12/31/2004		31	16	(8)	39
	12/31/2003		24	21	(14)	31
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Clarion Real Estate Securities Subaccount
Class A	12/31/2004		16	10	(5)	21
	12/31/2003		13	14	(11)	16
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Marsico Growth Subaccount
Class A	12/31/2004		15	7	(9)	13
	12/31/2003		12	7	(4)	15
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Munder Net50 Subaccount
Class A	12/31/2004		13	12	(9)	16
	12/31/2003		8	10	(5)	13
Class B	12/31/2004	(1)	0	2	0	2

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2004		12	5	(4)	13
	12/31/2003		11	5	(4)	12
Class B	12/31/2004	(1)	0	2	0	2

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2004		26	13	(12)	27
	12/31/2003		20	13	(7)	26
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Salomon All Cap Subaccount
Class A	12/31/2004		62	26	(20)	68
	12/31/2003		51	39	(28)	62
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC American Century International Subaccount
Class A	12/31/2004		$183	$(135)	$48
	12/31/2003		680	(371)	309

TFLIC Third Avenue Value Subaccount
Class A	12/31/2004		318	(157)	161
	12/31/2003		311	(203)	108
Class B	12/31/2004	(1)	20	0	20

TFLIC Clarion Real Estate Securities Subaccount
Class A	12/31/2004		195	(110)	85
	12/31/2003		211	(157)	54
Class B	12/31/2004	(1)	20	0	20

TFLIC Marsico Growth Subaccount
Class A	12/31/2004		59	(84)	(25)
	12/31/2003		55	(29)	26
Class B	12/31/2004	(1)	20	0	20

TFLIC Munder Net50 Subaccount
Class A	12/31/2004		100	(77)	23
	12/31/2003		68	(32)	36
Class B	12/31/2004	(1)	20	0	20

TFLIC T. Rowe Price Equity Income Subaccount
Class A	12/31/2004		57	(45)	12
	12/31/2003		42	(34)	8
Class B	12/31/2004	(1)	20	0	20

TFLIC T. Rowe Price Small Cap Subaccount
Class A	12/31/2004		137	(123)	14
	12/31/2003		108	(63)	45
Class B	12/31/2004	(1)	20	0	20

TFLIC Salomon All Cap Subaccount
Class A	12/31/2004		348	(272)	76
	12/31/2003		420	(300)	120
Class B	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC J.P. Morgan Mid Cap Value Subaccount
Class A	12/31/2004		21	8	(6)	23
	12/31/2003		19	12	(10)	21
Class B	12/31/2004		0	2	0	2

TFLIC Great Companies - AmericaSM Subaccount
Class A	12/31/2004		27	32	(13)	46
	12/31/2003	(1)	22	14	(9)	27
Class B	12/31/2004		0	2	0	2

TFLIC Great Companies - TechnologySM Subaccount
Class A	12/31/2004		39	19	(19)	39
	12/31/2003	(1)	29	24	(14)	39
Class B	12/31/2004		0	2	0	2

TFLIC Asset Allocation - Conservative Portfolio Subaccount
Class A	12/31/2004		14	10	(7)	17
	12/31/2003	(1)	6	13	(5)	14
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation - Moderate Portfolio Subaccount
Class A	12/31/2004		68	92	(35)	125
	12/31/2003	(1)	18	83	(33)	68
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount
Class A	12/31/2004		190	261	(88)	363
	12/31/2003	(1)	30	209	(49)	190
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Asset Allocation - Growth Portfolio Subaccount
Class A	12/31/2004		129	217	(60)	286
	12/31/2003	(1)	15	141	(27)	129
Class B	12/31/2004	(1)	0	2	0	2

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2004		2	5	(3)	4
	12/31/2003	(1)	3	5	(6)	2
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC J.P Morgan Mid Cap Value Subaccount
Class A	12/31/2004		$102	$(69)	$33
	12/31/2003		126	(104)	22
Class B	12/31/2004		20	0	20

TFLIC Great Companies - AmericaSM Subaccount
Class A	12/31/2004		287	(114)	173
	12/31/2003	(1)	111	(68)	43
Class B	12/31/2004		20	0	20

TFLIC Great Companies - TechnologySM Subaccount
Class A	12/31/2004		70	(67)	3
	12/31/2003	(1)	71	(41)	30
Class B	12/31/2004		20	0	20

TFLIC Asset Allocation - Conservative Portfolio Subaccount
Class A	12/31/2004		109	(72)	37
	12/31/2003	(1)	130	(47)	83
Class B	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation - Moderate Portfolio Subaccount
Class A	12/31/2004		1,032	(397)	635
	12/31/2003	(1)	793	(328)	465
Class B	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation - Moderate Growth Portfolio Subaccount
Class A	12/31/2004		2,863	(973)	1,890
	12/31/2003	(1)	1,951	(458)	1,493
Class B	12/31/2004	(1)	20	0	20

TFLIC Asset Allocation - Growth Portfolio Subaccount
Class A	12/31/2004		2,356	(650)	1,706
	12/31/2003	(1)	1,306	(246)	1,060
Class B	12/31/2004	(1)	20	0	20

TFLIC PIMCO Total Return Subaccount
Class A	12/31/2004		50	(32)	18
	12/31/2003	(1)	54	(60)	(6)
Class B	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC Transamerica Balanced Subaccount
Class A	12/31/2004		4	2	(3)	3
	12/31/2003	(1)	3	2	(1)	4
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2004		3	1	0	4
	12/31/2003	(1)	3	0	0	3
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Equity Subaccount
Class A	12/31/2004		10	296	(49)	257
	12/31/2003	(1)	4	9	(2)	11
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2004		4	144	(26)	122
	12/31/2003	(1)	3	2	(1)	4
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2004		3	1	(1)	3
	12/31/2003	(1)	3	0	0	3
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2004	(1)	0	3	0	3
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2004		3	0	0	3
	12/31/2003	(1)	3	0	0	3
Class B	12/31/2004	(1)	0	2	0	2

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2004		3	1	0	4
	12/31/2003	(1)	3	0	0	3
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC Transamerica Balanced Subaccount
Class A	12/31/2004		$20	$(34)	$(14)
	12/31/2003	(1)	17	(5)	12
Class B	12/31/2004	(1)	20	0	20

TFLIC Transamerica Convertible Securities Subaccount
Class A	12/31/2004		5	(1)	4
	12/31/2003	(1)	2	(1)	1
Class B	12/31/2004	(1)	20	0	20

TFLIC Transamerica Equity Subaccount
Class A	12/31/2004		3,348	(558)	2,790
	12/31/2003	(1)	85	(24)	61
Class B	12/31/2004	(1)	20	0	20

TFLIC Transamerica Growth Opportunities Subaccount
Class A	12/31/2004		1,567	(285)	1,282
	12/31/2003	(1)	18	(8)	10
Class B	12/31/2004	(1)	20	0	20

TFLIC Capital Guardian Value Subaccount
Class A	12/31/2004		6	(3)	3
	12/31/2003	(1)	2	(1)	1
Class B . . . . . . . . . . . . .	12/31/2004	(1)	20	0	20

TFLIC Transamerica Small/Mid Cap Value Subaccount
Class A	12/31/2004	(1)	29	(2)	27
Class B	12/31/2004	(1)	20	0	20

TFLIC Transamerica U.S. Government Securities Subaccount
Class A	12/31/2004		3	(2)	1
	12/31/2003	(1)	3	(1)	2
Class B	12/31/2004	(1)	20	0	20

TFLIC J.P. Morgan Enhanced Index Subaccount
Class A	12/31/2004		6	(3)	3
	12/31/2003	(1)	4	(2)	2
Class B	12/31/2004	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
TFLIC MFS High Yield Subaccount
Class A . . . .	12/31/2004		2	0	0	2
	12/31/2003	(1)	0	2	0	2
Class B. . . .	12/31/2004	(1)	0	2	0	2

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2004		3	0	0	3
	12/31/2003	(1)	3	0	0	3

Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2004		2	9	(9)	2
	12/31/2003	(1)	0	2	0	2

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2004		2	2	(2)	2
	12/31/2003	(1)	0	2	0	2

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2004		2	9	(8)	3
	12/31/2003	(1)	0	2	0	2

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2004		2	1	(1)	2
	12/31/2003	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
TFLIC MFS High Yield Subaccount
Class A	12/31/2004		$3	$(1)	$2
	12/31/2003	(1)	20	0	20
Class B	12/31/2004	(1)	20	0	20

TFLIC Capital Guardian U.S. Equity Subaccount
Class A	12/31/2004		2	(1)	1
	12/31/2003	(1)	2	0	2

Access U.S. Government Money Market Portfolio Subaccount
Class A	12/31/2004		88	(88)	0
	12/31/2003	(1)	20	0	20

Potomac Dow 30 Plus Portfolio Subaccount
Class A	12/31/2004		21	(20)	1
	12/31/2003	(1)	20	0	20

Potomac OTC Plus Portfolio Subaccount
Class A	12/31/2004		109	(96)	13
	12/31/2003	(1)	20	0	20

Wells S&P REIT Index Portfolio Subaccount
Class A	12/31/2004		16	(13)	3
	12/31/2003	(1)	20	0	20

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Unit Activity:

	Year Ended		Units Outstanding- Beginning of Year	Units Issued	Units Redeemed	Units Outstanding- End of Year
Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2004		27	8	(8)	27
	12/31/2003	(1)	23	14	(10)	27

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2004		22	7	(8)	21
	12/31/2003		20	13	(11)	22

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2004		15	4	(6)	13
	12/31/2003		13	7	(5)	15

Fidelity VIP Index 500 Portfolio Subaccount
Class A	12/31/2004	(1)	0	2	0	2
Class B	12/31/2004	(1)	0	2	0	2

TFLIC Series Life Account

Notes to the Financial Statements (continued)

At December 31, 2004

NOTE 6—(continued)

Capital Unit Transactions:

	Year Ended		Proceeds from Units Issued	Cost of Units Redeemed	Increase (Decrease) in Net Assets from Capital Unit Transactions
Fidelity VIP Contrafund® Portfolio Subaccount
Class A	12/31/2004		$79	$(77)	$2
	12/31/2003	(1)	111	(78)	33

Fidelity VIP Equity-Income Portfolio Subaccount
Class A	12/31/2004		75	(84)	(9)
	12/31/2003		116	(97)	19

Fidelity VIP Growth Opportunities Portfolio Subaccount
Class A	12/31/2004		29	(34)	(5)
	12/31/2003		40	(34)	6

Fidelity VIP Index 500 Portfolio Subaccount
Class A	12/31/2004	(1)	25	0	25
Class B	12/31/2004	(1)	20	0	20

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2004. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Financial Life Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Financial Life Insurance Company changed its accounting policy for derivative instruments.

As discussed in Note 2 to the financial statements, in 2002 Transamerica Financial Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Policies and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 18, 2005

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2004	2003
Admitted assets
Cash and invested assets:
Bonds	$6,689,617	$6,396,256
Preferred stocks	5,318	5,319
Common stocks:
Affiliated entities (cost: 2004 – $529; 2003 – $-0-)	529	—
Other (cost: 2004 – $28,990; 2003 – $25,968)	40,332	33,833
Mortgage loans on real estate	623,124	615,560
Policy loans	42,105	42,632
Receivable for securities	—	31,582
Cash and short-term investments	301,157	165,019
Other invested assets and aggregate write-ins	39,025	40,892

Total cash and invested assets	7,741,207	7,331,093

Premiums deferred and uncollected	122,326	85,002
Accrued investment income	92,182	90,701
Federal and foreign income tax recoverable	12,989	6,882
Net deferred income tax asset	19,984	24,480
Reinsurance receivable	48,737	42,483
Receivable from parent, subsidiaries, and affiliates	—	25,000
Other admitted assets	61,032	14,899
Separate account assets	7,691,859	7,189,422

Total admitted assets	$15,790,316	$14,809,962

	December 31
	2004	2003
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$822,348	$634,733
Annuity	5,764,854	5,727,947
Accident and health	26,683	28,386
Policy and contract claim reserves:
Life	85,415	45,646
Accident and health	14,490	15,726
Liability for deposit type contracts	203,259	93,436
Other policyholders’ funds	901	1,049
Transfers to separate accounts due or accrued	(1,295)	(17,655)
Remittances and items not allocated	77,806	82,816
Asset valuation reserve	67,682	55,189
Interest maintenance reserve	67,324	72,789
Funds held under coinsurance and other reinsurance treaties	27,986	158,933
Reinsurance in unauthorized companies	8,680	8,882
Commissions and expense allowances payable on reinsurance assumed	12,893	15,659
Payable for securities	113,727	5,754
Payable to affiliates	92,878	34,305
Payable under assumption reinsurance agreement	—	2,000
Provision for experience rating refunds	75	25
Other liabilities	24,308	30,467
Separate account liabilities	7,689,603	7,187,554

Total liabilities	15,099,617	14,183,641

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	600,100
Special surplus	2,794	2,547
Unassigned surplus	85,305	21,174

Total capital and surplus	690,699	626,321

Total liabilities and capital and surplus	$15,790,316	$14,809,962

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
			Restated
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$297,947	$224,098	$247,350
Annuity	1,783,627	1,441,336	1,835,231
Accident and health	56,235	46,013	60,639
Net investment income	418,428	410,239	430,586
Amortization of interest maintenance reserve	13,484	11,625	3,907
Commissions and expense allowances on reinsurance ceded	58,367	40,759	83,666
Income from fees associated with investment management, administration and contract guarantees for separate accounts	57,170	51,290	53,373
Consideration on reinsurance recaptured	—	—	77,057
Reinsurance reserve adjustment	133,178	—	—
Other income	4,297	83	7,708

	2,822,733	2,225,443	2,799,517
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	225,026	184,284	171,650
Surrender benefits	1,867,950	1,347,448	1,652,680
Other benefits	65,621	64,758	71,831
Increase (decrease) in aggregate reserves for policies and contracts:
Life	187,615	13,673	62,963
Annuity	36,907	246,082	562,625
Accident and health	(1,703)	5,004	1,797

	2,381,416	1,861,249	2,523,546
Insurance expenses:
Commissions	102,296	104,386	137,155
General insurance expenses	89,254	103,761	93,628
Taxes, licenses and fees	4,628	4,860	7,281
Net transfers to (from) separate accounts	89,466	34,601	(86,514)
Consideration to MONY pursuant to acquisition agreement	—	—	71,886
Other expenses	29,580	16,757	54,502

	315,224	264,365	277,938

Total benefits and expenses	2,696,640	2,125,614	2,801,484

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	126,093	99,829	(1,967)
Dividends to policyholders	2	1	3

Gain (loss) from operations before federal income tax expense and net realized capital losses on investments	126,091	99,828	(1,970)
Federal income tax expense	16,249	5,465	15,329

Gain (loss) from operations before net realized capital losses on investments	109,842	94,363	(17,299)
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(30,520)	(16,419)	(87,540)

Net income (loss)	$79,322	$77,944	$(104,839)

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2002	$2,058	$442	$420,100	$2,282	$52,605	$477,487
Capital contribution	—	—	180,000	—	—	180,000
Net loss	—	—	—	(56)	(104,783)	(104,839)
Change in unrealized capital gains/losses	—	—	—	—	(18,828)	(18,828)
Change in non-admitted assets	—	—	—	—	3,346	3,346
Change in liability for reinsurance in unauthorized companies	—	—	—	—	7,011	7,011
Change in net deferred income tax asset	—	—	—	—	9,060	9,060
Change in reserve on account of change in valuation basis	—	—	—	—	(2,968)	(2,968)
Change in asset valuation reserve	—	—	—	—	28,316	28,316
Cumulative effect of change in accounting principles	—	—	—	—	27,566	27,566
Net change in surplus in separate accounts	—	—	—	—	(554)	(554)
Tax benefits on stock options exercised	—	—	—	—	38	38
Reinsurance transaction	—	—	—	—	7,805	7,805

Balance at December 31, 2002	2,058	442	600,100	2,226	8,614	613,440
Net income	—	—		321	77,623	77,944
Change in non-admitted assets	—	—	—	—	(14,190)	(14,190)
Change in unrealized capital gains/losses	—	—	—	—	19,293	19,293
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,738)	(1,738)
Cumulative effect of change in accounting principle	—	—	—
Change in asset valuation reserve	—	—	—	—	(30,691)	(30,691)
Tax benefits on stock options exercised	—	—	—
Change in net deferred income tax asset	—	—	—	—	(31,063)	(31,063)
Reinsurance transactions	—	—	—	—	(2,621)	(2,621)
Net change in surplus in separate account	—	—	—	—	(4,053)	(4,053)

Balance at December 31, 2003	$2,058	$442	$600,100	$2,547	$21,174	$626,321

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2003	$2,058	$442	$600,100	$2,547	$21,174	$626,321
Net income	—	—	—	247	79,075	79,322
Change in non-admitted assets	—	—	—	—	(5,821)	(5,821)
Change in unrealized capital gains/losses	—	—	—	—	9,073	9,073
Change in liability for reinsurance in unauthorized companies	—	—	—	—	202	202
Change in asset valuation reserve	—	—	—	—	(12,493)	(12,493)
Change in net deferred income tax asset	—	—	—	—	(6,924)	(6,924)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Net change in surplus in separate account	—	—	—	—	2,817	2,817
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	822	822

Balance at December 31, 2004	$2,058	$442	$600,100	$2,794	$85,305	$690,699

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
			Restated
Operating activities
Premiums collected, net of reinsurance	$2,104,038	$1,695,315	$2,128,008
Net investment income	439,891	434,201	430,977
Miscellaneous income	111,931	93,575	179,292
Benefit and loss related payments	(2,134,730)	(1,603,964)	(1,911,724)
Net transfers to (from) separate account	(73,106)	(33,094)	90,999
Commissions, expenses paid and aggregate write-ins for deductions	(232,188)	(333,179)	(277,029)
Dividends paid to policyholders	(2)	(4)	—
Federal and foreign income taxes paid	(27,108)	(13,951)	(30,384)

Net cash provided by operating activities	188,726	238,899	610,139

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,747,320	6,201,778	5,408,631
Stocks	19,478	30,159	168,852
Mortgage loans	156,600	32,160	70,374
Real estate	—	330	412
Other invested assets	14,770	4,651	14,400
Miscellaneous proceeds	142,082	57,626	(2,020)

Total investment proceeds	4,080,250	6,326,704	5,660,649

Cost of investments acquired:
Bonds	(4,056,614)	(6,330,353)	(6,133,992)
Stocks	(20,585)	(22,128)	(61,299)
Mortgage loans	(160,660)	(199,292)	(82,591)
Other invested assets	(8,489)	(16,810)	(27,080)
Miscellaneous applications	(28,103)	(83,771)	(19,945)

Total cost of investments acquired	(4,274,451)	(6,652,354)	(6,325,267)
Net increase (decrease) in policy loans	527	(2,723)	(6,352)

Net cost of investments acquired	(4,273,924)	(6,655,077)	(6,331,619)

Net cash used in investing activities	(193,674)	(328,373)	(670,970)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2004	2003	2002
			Restated
Financing and miscellaneous activities
Contribution of capital and paid-in surplus	$—	$—	$180,000
Net deposits on deposit-type contracts and other insurance liabilities	103,496	(133,305)	(3,206)
Other cash provided	37,590	27,991	40,853

Net cash provided by (used in) financing and miscellaneous activities	141,086	(105,314)	217,647

Net increase (decrease) in cash and short-term investments	136,138	(194,788)	156,816
Cash and short-term investments:
Beginning of year	165,019	359,807	202,991

End of year	$301,157	$165,019	$359,807

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is a subsidiary of Transamerica Occidental Life Insurance Company (TOLIC). TOLIC is an indirect wholly owned subsidiary of AEGON U.S. Corporation (AEGON). AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus) its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

On April 1, 2003, the Company completed a statutory merger with Transamerica Life Insurance Company of New York (TONY), an affiliate. Immediately after the merger, the name of the Company was changed to Transamerica Financial Life Insurance Company. The accompanying financial statements for periods prior to the merger have been restated in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. As such, this statutory merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values of both entities were carried forward to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred prior to April 1, 2003, nor is it necessarily indicative of future results.

Summarized financial information for the Company and TONY restated for the year ended December 31, 2002 are as follows:

Revenues:
Company	$2,366,571
TONY	432,946

As restated	$2,799,517

Net income (loss):
Company	$(104,664)
TONY	(175)

As restated	$(104,839)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Effective October 1, 2002, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds (except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market value. Common stocks are carried at market value and the related unrealized capital gains or losses are reported in unassigned surplus along with an adjustment for federal income taxes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at the amount of equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2004 and 2003, the Company excluded investment income due and accrued of $6,873 and $9,064 respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the hedged asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 100 Indices. The Company uses S&P 500 and NASDAQ 1000 futures contracts and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements.

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. The benefits of using the swap market to replicate credit quality include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Revenues are recognized when due. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits incurred.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the Department of Insurance of the State of New York.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.5% to 6.0% percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus. Beginning in 2003, the Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $822 for the year ended December 31, 2004.

Reclassifications

Certain reclassifications have been made to the 2003 and 2002 financial statements to conform to the 2004 presentation.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

2. Accounting Changes

Effective October 1, 2002, as a result in a change in New York regulations, the Company adopted SSAP No. 10, Income Taxes. The effect of this accounting change resulted in an increase in capital and surplus of $27,566 and was accounted for as a cumulative effect of a change in accounting principle.

Effective January 1, 2003, the Company adopted SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit default swaps: Estimated fair values of interest rate swaps and credit default swaps are based upon the pricing differential for similar swap agreements.

Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates approximate their carrying value.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$301,157	$301,157	$165,019	$165,019
Bonds	6,689,617	6,903,234	6,396,256	6,667,019
Redeemable preferred stocks	5,318	6,339	5,319	6,489
Common stocks, other than affiliates	40,332	40,332	33,833	33,833
Mortgage loans on real estate	623,124	664,596	615,560	671,338
Policy loans	42,105	42,105	42,632	42,632
Interest rate swap	6,652	5,194	6	5,410
Credit default swaps	—	—	—	78
Receivable from parent, subsidiaries, and affiliates	—	—	25,000	25,000
Separate account assets	7,691,859	7,699,891	7,189,422	7,203,663

Liabilities
Investment contract liabilities	5,736,925	5,660,293	5,587,460	5,557,000
Separate account annuity liabilities	7,554,758	7,550,836	7,047,229	7,054,082

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$190,905	$2,853	$469	$490	$192,799
State, municipal and other government	195,084	15,270	1,413	3,165	205,776
Public utilities	559,145	31,717	509	809	589,544
Industrial and miscellaneous	4,001,349	182,288	3,327	11,273	4,169,037
Mortgage-backed and asset-backed securities	1,743,134	23,969	14,178	6,847	1,746,078

	6,689,617	256,097	19,896	22,584	6,903,234
Redeemable preferred stocks	5,318	1,024	—	3	6,339

	$6,694,935	$257,121	$19,896	$22,587	$6,909,573

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 months or more	Gross Unrealized Losses less than 12 months	Estimated Fair Value
December 31, 2003
Bonds:
United States Government and agencies	$81,137	$664	$—	$958	$80,843
State, municipal and other government	158,639	13,336	—	2,166	169,804
Public utilities	557,463	34,750	981	1,464	589,768
Industrial and miscellaneous	3,979,781	234,831	5,122	12,078	4,197,412
Mortgage-backed and asset-backed securities	1,619,236	37,751	16,111	11,689	1,629,187

	6,396,256	321,332	22,214	28,355	6,667,019
Redeemable preferred stocks	5,319	1,174	—	4	6,489

	$6,401,575	$322,506	$22,214	$28,359	$6,673,508

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

At December 31, 2004, the Company held bonds with a carrying value of $9,959 and amortized cost of $10,881 that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Gross unrealized losses 12 months or more	Gross unrealized losses less than 12 months	Total
December 31, 2004
Bonds:
United States Government and agencies	$16,139	$74,448	$90,587
State, municipal and other government	13,585	14,280	27,865
Public utilities	20,669	50,450	71,119
Industrial and miscellaneous	87,318	715,974	803,292
Mortgage and other asset-backed securities	126,185	696,886	823,071

	263,896	1,552,038	1,815,934
Redeemable preferred stocks	—	1,109	1,109

	$263,896	$1,553,147	$1,817,043

	Gross unrealized losses 12 months or more	Gross unrealized losses less than 12 months	Total
December 31, 2003
Bonds:
United States Government and agencies	$—	$64,663	$64,663
State, municipal and other government	—	21,384	21,384
Public utilities	14,860	51,985	66,845
Industrial and miscellaneous	35,984	541,656	577,640
Mortgage and other asset-backed securities	56,018	498,261	554,279

	$106,862	$1,177,949	$1,284,811
Redeemable preferred stocks	—	1,108	1,108

	$106,862	$1,179,057	$1,285,919

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$269,381	$273,608
Due after one year through five years	2,606,139	2,693,217
Due after five years through ten years	1,477,688	1,537,019
Due after ten years	593,275	653,312

	4,946,483	5,157,156
Mortgage-backed and asset-backed securities	1,743,134	1,746,078

	$6,689,617	$6,903,234

The Company regularly monitors industry sectors and individual debt securities for signs of impairment, including length of time and extent to which the market value of debt securities has been less than cost; industry risk factors; financial condition and near-term prospects of the issuer; and nationally recognized credit rating agency rating changes. Additionally for asset-backed securities, cash flow trends and underlying levels of collateral are monitored. A specific security is considered to be impaired when it is determined that it is probable that not all amounts due (both principal and interest) will be collected as scheduled. Consideration is also given to management’s intent and ability to hold a security until maturity or until fair value will recover.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31,
	2004	2003	2002
Income on bonds and notes	$368,224	$377,770	$386,651
Mortgage loans on real estate	45,108	37,264	37,650
Real estate	—	(35)	236
Dividends on common and preferred stocks	622	546	991
Interest on policy loans	2,607	1,546	2,864
Derivative instruments	13,795	7,942	10,846
Other	3,650	(50)	3,576

Gross investment income	434,006	424,983	442,814

Less investment expenses	15,578	14,744	12,228

Net investment income	$418,428	$410,239	$430,586

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31,
	2004	2003	2002
Proceeds	$3,747,320	$6,201,778	$5,408,631

Gross realized gains	$40,825	$133,470	$59,800
Gross realized losses	33,904	(45,314)	(100,900)

Net realized gains	$6,921	$88,156	$(41,100)

Gross realized losses include $10,774, $17,443, and $57,039 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2004, 2003 and 2002, respectively.

At December 31, 2004, investments with an aggregate carrying amount of $3,531 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31,
	2004	2003	2002
Bonds	$6,921	$88,156	$(41,100)
Common stocks	2,395	4,653	(35,184)
Preferred stocks	49	(244)	—
Cash and short-term investments	—	(1)	(2)
Mortgage loans on real estate	—	—	(3,470)
Real estate	—	91	(358)
Derivative instruments	(28,526)	(44,359)	(1,919)
Other invested assets	1,412	1,319	(1,807)

	(17,749)	49,615	(83,840)

Federal income tax effect	(4,753)	(3,097)	2,854
Transfer to interest maintenance reserve	(8,019)	(62,935)	(6,554)

Net realized capital losses on investments	$(30,521)	$(16,419)	$(87,540)

	Changes in Unrealized
	Year Ended December 31,
	2004	2003	2002
Bonds	$(484)	$13,413	$(12,058)
Preferred stocks	—	324	(324)
Common stocks	3,477	5,738	(2,092)
Mortgage loans on real estate	—	(422)	(2,557)
Derivative instruments	9,170	6	—
Other invested assets	(3,090)	234	(1,797)

Change in unrealized capital gains/losses	$9,073	$19,293	$(18,828)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31,
	2004	2003
Unrealized gains	$11,361	$8,041
Unrealized losses	(19)	(176)

Net unrealized gains	$11,342	$7,865

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

During 2004, the Company issued mortgage loans with interest rates ranging from 2.79% to 6.95%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 83%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2004, the Company had no mortgage loans with interest more than 180 days overdue.

At December 31, 2004 and 2003, the Company had bonds and stocks aggregating $1,752 and $6,549, respectively, for which impairments have been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2004, 2003 and 2002 related to such restructurings. There are no commitments to lend additional funds to debtors owing receivables.

During 2004, 2003, and 2002, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2004 and 2003, the Company held a mortgage loan loss reserve in the AVR of $5,920 and $11,326, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31,
	2004	2003
South Atlantic	26%	23%
Pacific	21	25
E. North Central	17	14
Mountain	15	13
Mid-Atlantic	10	12
W. South Central	7	6
New England	3	3
E. South Central	1	2
W. North Central	—	2

Property Type Distribution
	December 31,
	2004	2003
Office	29%	37%
Industrial	28	21
Retail	19	20
Agricultural	8	6
Apartment	6	7
Medical	6	5
Other	4	4

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2004 and 2003, the Company had replicated assets with a fair value of $16,273 and $22,247, respectively and credit default swaps with a fair value of $148 and $78, respectively. During the years ended December 31, 2004, 2003 and 2002, the Company recognized no capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2004 and 2003, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $10,314 and $6,897, respectively.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

At December 31, 2004 and 2003, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31,
	2004	2003
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$637,400	$199,400
Receive floating – pay fixed	83,724	27,437

Beginning in 2003, the Company utilized futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $38,933 and $42,371 for the years ending December 31, 2004 and 2003, respectively.

Open futures contracts at December 31, 2004, and 2003, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2004:
720	S&P Futures	$214,597	$218,466

December 31, 2003:
930	S&P Futures	$247,824	$258,215

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2004	2003	2002
Direct premiums	$1,909,566	$1,555,246	$1,947,355
Reinsurance assumed	553,981	516,747	562,771
Reinsurance ceded	(325,738)	(360,546)	(366,906)

Net premiums earned	$2,137,809	$1,711,447	$2,143,220

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

Premiums ceded to affiliates for the years ended December 31, 2004, 2003 and 2002 were $85,088, $59,381, and $30,201, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2004 and 2003 of $ 252,957 and $147,665, respectively.

The Company received reinsurance recoveries in the amounts of $232,177, $273,067, and $208,236 during 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $46,426 and $52,702, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2004 and 2003 of $521,527 and $580,663, respectively.

On December 31, 1993, the Company and Mutual of New York (MONY) entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY received payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments have been reduced for certain administrative expenses as defined in the agreement. The Company has recognized operating gains and losses on new deposits into existing accounts received after December 31, 1993, and on all new accounts established after that date. On December 31, 2002, the Company purchased from MONY the remaining transferred business inforce for $71,886, which was charged to expense. At December 31, 2003, the Company also owed MONY $2,000, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. During 2002, the Series B note was repaid to MONY. During 2003, the Series A note was repaid.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. During 2004 and 2003, the Company has amortized $996 and $996, respectively, into earnings with a corresponding charge to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

During 2002, the Company recaptured a reinsurance agreement from a non-affiliated company. As a result of this recapture, the Company recorded consideration on reinsurance recaptured and change in reserves of $77,057. The Company paid $6,000 to the former reinsurer and received approximately $83,000 of cash and invested assets that support the policyholder liabilities.

Effective December 31, 2004, the Company executed a novation agreement related to six reinsurance treaties from TIRE. As a result of this novation, $15,922 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRE. Both transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2004, 2003, and 2002 was $1,433, $1,433, and $1,385, respectively. The remaining goodwill balance has been non-admitted at December 31, 2004, 2003, and 2002.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2004, 2003, and 2002 with a corresponding charge to unassigned surplus.

During 2004 the Company reclassified a universal life reinsurance contract that was previously treated as a funds withheld treaty to a modified coinsurance treaty. This change resulted in $133,178 being reclassified in the 2004 balance sheet and statement of operations. The balance sheet reclassification moved the related liability from funds held under coinsurance and other reinsurance treaties to aggregate reserves for policies and contracts. In the statement of operations, this change increased the reinsurance reserve adjustment with an offsetting amount impacting the increase (decrease) in aggregate reserves for policies and contracts. The transaction did not have any income, or capital and surplus impacts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31,
	2004	2003
Deferred tax components:
Gross deferred income tax assets	$89,657	$95,071
Gross deferred income tax liabilities	(12,759)	(11,249)
Deferred income tax assets nonadmitted	(56,914)	(59,342)

Net deferred income tax asset	$19,984	$24,480

The components of deferred taxes amounts are as follows:

	December 31,
	2004	2003
Deferred income tax assets:
Nonadmitted assets	$19,563	$15,086
Deferred acquisition costs	22,530	22,243
Reserves	24,037	24,171
§197 intangible amortization	15,410	19,285
Unrealized capital losses	6,145	8,497
Other	1,972	5,789

Total deferred income tax assets	$89,657	$95,071

Deferred income tax assets - nonadmitted	$56,914	$59,342

Deferred income tax liabilities: Section 807(f) adjustments	$440	$603
Reinsurance transactions	3,010	3,512
Unrealized capital gains	8,691	6,946
Other	618	188

Total deferred income tax liabilities	$12,759	$11,249

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The change in net deferred income tax assets and deferred income tax assets – nonadmitted are as follows:

	Year Ended December 31
	2004	2003	2002
Change in net deferred income tax asset	$(6,924)	$(31,063)	$6,098
Change in deferred income tax assets – nonadmitted	(2,428)	(13,144)	(8,894)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2004	2003	2002
Income tax expense (benefit) computed at the federal statutory rate (35%)	$44,132	$34,940	$(689)
§197 intangibles	(3,875)	(3,875)	24,704
Amortization of IMR	(4,719)	(4,069)	(1,335)
Deferred acquisition costs – tax basis	68	(3,253)	(763)
Dividends received deduction	(3,147)	(3,265)	(3,232)
Investment income items	(12,966)	(15,651)	(90)
Prior year over accrual	(4,486)	(2,000)	(6,542)
Reinsurance transactions	(917)	(917)	3,235
Tax reserve valuation	3,219	1,771	1,750
All other adjustments	(1,060)	1,784	(1,709)

Federal income tax expense	$16,249	$5,465	$15,329

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2004, 2003 and 2002 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $126,123, $128,053, and $17,203, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders’ surplus account ($2,427 at December 31, 2004). To the extent dividends are paid from the amount accumulated in the policyholders’ surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders’ surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. An examination of 2001 through 2003 is currently in process.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2004		2003
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,168,413	9%	$1,153,148	9%
Subject to discretionary withdrawal at book value less surrender charge	1,374,814	10	1,920,720	15
Subject to discretionary withdrawal at market value	4,440,258	33	4,202,530	32
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	3,135,346	23	2,555,121	20
Not subject to discretionary withdrawal	3,414,285	25	3,045,521	24

	13,533,116	100%	12,877,040	100%

Less reinsurance ceded	1,541		1,334

Net policy reserves on annuities and deposit fund liabilities	$13,531,575		$12,875,706

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2004, 2003 and 2002 is as follows:

	Guaranteed Separate Account	Non- guaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2004	$501,942	$726,092	$1,228,034

Reserves at December 31, 2004 for separate accounts with assets at:
Fair value	$2,166,032	$4,234,565	$6,400,597
Amortized cost	1,180,553	—	1,180,553

Total	$3,346,585	$4,234,565	$7,581,150

Premiums, deposits and other considerations for the year ended December 31, 2003	$204,897	$793,913	$998,810

Reserves at December 31, 2003 for separate accounts with assets at:
Fair value	$2,129,970	$4,016,061	$6,146,031
Amortized cost	917,187	—	917,187

Total	$3,047,157	$4,016,061	$7,063,218

Premiums, deposits and other considerations for the year ended December 31, 2002	$405,730	$781,622	$1,187,352

Reserves at December 31, 2002 for separate accounts with assets at:
Fair value	$2,251,332	$3,251,648	$5,502,980
Amortized cost	847,122	—	847,122

Total	$3,098,454	$3,251,648	$6,350,102

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

	Guaranteed Separate Account	Non- guaranteed Separate Account	Total
December 31, 2004
Subject to discretionary withdrawal with market value adjustment	$325,476	$—	$325,476
Subject to discretionary withdrawal at book value less surrender charge	193,330	—	193,330
Subject to discretionary withdrawal at market value	230,741	4,234,565	4,465,306
Not subject to discretionary withdrawal	2,597,038	—	2,597,038

	$3,346,585	$4,234,565	$7,581,150

December 31, 2003
Subject to discretionary withdrawal with market value adjustment	$314,379	$—	$314,379
Subject to discretionary withdrawal at book value less surrender charge	203,241	—	203,241
Subject to discretionary withdrawal at market value	175,322	4,016,061	4,191,383
Not subject to discretionary withdrawal	2,354,215	—	2,354,215

	$3,047,157	$4,016,061	$7,063,218

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2004	2003	2002
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,232,466	$999,208	$1,187,967
Transfers from separate accounts	(1,143,832)	(965,369)	(1,276,543)

Net transfers to (from) separate accounts	88,634	33,839	(88,576)

Other adjustments	832	762	2,062

Net transfers as set forth herein	$89,466	$34,601	$(86,514)

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2004	Guaranteed Minimum Withdrawal Benefit	$11,429,295	$34,897	$0
2003	Guaranteed Minimum Withdrawal Benefit	$10,424,047	$12,832	$0

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2004 and 2003, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2004	Guaranteed Minimum Death Benefit	$2,009,240	$5,732	$1,541
2003	Guaranteed Minimum Death Benefit	$1,972,705	$5,209	$1,334

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

During 2002, the Company reclassified some of its fixed deferred annuities from “without future interest guarantees” to “with future interest guarantees” for the purpose of determining the appropriate valuation interest rates. This caused an increase in reserves of $2,968, which was charged directly to capital and surplus.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

paid-through date to the policy’s next anniversary date. At December 31, 2004 and 2003, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$2,004	$(664)	$1,340
Ordinary direct renewal business	141,521	(1,677)	139,844
Group life direct business	523	(201)	322
Credit life	130	—	130
Reinsurance ceded	(20,878)	—	(20,878)

	123,300	(2,542)	120,758
Accident and health:
Direct	3,996	—	3,996
Reinsurance ceded	(2,428)	—	(2,428)

Total accident and health	1,568	—	1,568

	$124,868	$(2,542)	$122,326

	Gross	Loading	Net
December 31, 2003
Life and annuity:
Ordinary direct first year business	$13,194	$1,008	$12,186
Ordinary direct renewal business	96,127	1,159	94,968
Group life direct business	604	228	376
Credit life	118	—	118
Reinsurance ceded	(24,299)	—	(24,299)

Total life and annuity	85,744	2,395	83,349
Accident and health:
Direct	12,790	—	12,790
Reinsurance ceded	(11,137)	—	(11,137)

Total accident and health	1,653	—	(1,653)

	$87,397	$2,395	$85,002

At December 31, 2004 and 2003, the Company had insurance in force aggregating $51,982,204 and $60,401,558, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $53,228 and $51,292 to cover these deficiencies at December 31, 2004 and 2003, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend ($85,305 at December 31, 2004), the maximum payment which may be made in 2005, without the prior approval of insurance regulatory authorities is $68,820.

9. Securities Lending

The Company participates in securities lending. The Company receives collateral at least equal to 102% of the fair value of the loaned securities as of the transaction date. The counterparty is obligated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral along with the collateral already held in connection with the lending transaction is at least equal to 102% of the fair value of the loaned securities. The Company does not participate in securities lending in foreign securities. There are no restrictions as to the collateral. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2004 and 2003, the value of securities loaned amounted to $541,503 and $-0-, respectively.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2004 and 2003 was $14 and $11, respectively. The Company’s allocation of pension expense for year ended December 31, 2002 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Retirement and Compensation Plans (continued)

during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $10 and $7 were allocated for the years ended December 31, 2004 and 2003, respectively. No amounts were allocated for the year ended December 31, 2002.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2004, 2003, and 2002.

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2004, 2003, and 2002, the Company paid $20,517, $11,648, and $8,430, respectively, for these services, which approximates their costs to the affiliates.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2004, 2003, and 2002, the Company paid net interest of $210, $281, and $466, respectively, to affiliates. At December 31, 2004 and 2003, the Company has short-term notes receivables from an affiliate of $92,878 and $25,000, respectively.

During 2002, the Company received a capital contribution of $180,000 in cash from its parent. No capital contributions were received in 2003 and 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

12. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $92,144 and $73,667 at December 31, 2004 and 2003, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2004 and 2003 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $18,207 and $8,410 at December 31, 2004 and 2003, respectively, for joint ventures, partnerships and limited liability companies.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2004, the Company has pledged invested assets with a carrying value and market value of $25,683 and $27,558, respectively, in conjunction with these transactions.

At December 31, 2004 and 2003, the net amount of securities being acquired on a “to be announced” (TBA basis was $111,482 and $805, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

12. Commitments and Contingencies (continued)

taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $498, $(469), and $(973), for the years ended December 31, 2004, 2003, and 2002, respectively.

13. Managing General Agents

For the year ended December 31, 2004 the Company had $38,182 of direct premiums written by The Vanguard Group, Inc. For the years ending December 31, 2003 and 2002, the Company had $22,609 and $28,825, respectively, of direct premiums written by managing general agents.

14. September 11 Events

At December 31, 2004, the Company’s gross exposure from the events of September 11, 2001, is $52,090, of which $38,541 is covered by reinsurance resulting in a net exposure of $13,549.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2004

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$190,978	$192,876	$190,978
States, municipalities and political subdivisions	222,870	224,175	222,870
Foreign governments	178,358	187,696	178,358
Public utilities	559,145	589,543	559,145
All other corporate bonds	5,538,276	5,708,944	5,538,266
Preferred stock	5,318	6,339	5,318

Total fixed maturities	6,694,945	6,909,573	6,694,935

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	28,990	40,332	40,332

Total equity securities	28,990	40,332	40,332

Mortgage loans on real estate	623,124		623,124
Policy loans	42,105		42,105
Other invested assets	32,374		32,374
Cash and short-term investments	301,157		301,157

Total investments	$7,722,695		$7,734,027

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2004
Individual life	$815,657	$—	$84,891	$289,398	$49,571	$393,021	$123,577
Individual health	14,727	4,079	9,324	30,820	1,773	19,969	11,534	$30,995
Group life and health	13,184	1,384	5,690	33,964	1,255	21,716	9,012	33,993
Annuity	5,764,854	—	—	1,783,627	365,829	1,946,710	171,101

	$6,608,422	$5,463	$99,905	$2,137,809	$418,428	$2,381,416	$315,224

Year ended December 31, 2003
Individual life	$630,209	$—	$45,263	$217,664	$42,546	$173,809	$99,941
Individual health	15,995	3,912	9,006	31,377	1,702	24,606	13,379	$31,647
Group life and health	11,676	1,326	7,103	21,070	879	22,602	15,640	30,061
Annuity	5,727,948	—	—	1,441,336	365,112	1,640,232	135,405

	$6,385,828	$5,238	$61,372	$1,711,447	$410,239	$1,861,249	$264,365

Year ended December 31, 2002
Individual life	$617,475	$—	$27,900	$240,569	$45,628	$201,924	$134,200
Individual health	12,844	3,178	8,684	30,770	1,530	25,628	14,450	$30,516
Group life and health	10,254	691	(3,361)	36,650	992	25,713	22,120	22,681
Annuity	5,481,865	—	—	1,835,231	382,436	2,270,281	107,168

	$6,122,438	$3,869	$33,223	$2,143,220	$430,586	$2,523,546	$277,938

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2004
Life insurance in force	$8,093,493	$147,862,825	$223,766,784	$83,997,452	266%

Premiums:
Individual life	$82,019	$314,064	$521,443	$289,398	180%
Individual health	30,994	510	336	30,820	1
Group life and health	33,993	10,492	10,463	33,964	31
Annuity	1,762,560	672	21,739	1,783,627	1

	$1,909,566	$325,738	$553,981	$2,137,809	26%

Year ended December 31, 2003
Life insurance in force	$7,018,269	$132,228,007	$207,421,430	$82,211,692	252%

Premiums:
Individual life	$64,857	$296,361	$449,168	$217,664	206%
Individual health	31,647	659	389	31,377	1
Group life and health	30,061	62,482	53,491	21,070	254
Annuity	1,428,681	1,044	13,699	1,441,336	1

	$1,555,246	$360,546	$516,747	$1,711,447	30%

Year ended December 31, 2002
Life insurance in force	$6,847,730	$121,446,075	$204,017,050	$89,418,705	228%

Premiums:
Individual life	$60,850	$276,412	$456,131	$240,569	190%
Individual health	30,516	162	416	30,770	1
Group life and health	22,681	89,973	103,942	36,650	284
Annuity	1,833,308	359	2,282	1,835,231	—

	$1,947,355	$366,906	$562,771	$2,143,220	26%

PART C - OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of Transamerica establishing the separate account (1)

(b)	Not Applicable

(c)	Distribution of Policies

(i)	Master Service and Distribution Compliance Agreement (2)

(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)

(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)

(iv)	Principal Underwriting Agreement (3)

(v)	First Amendment to Principal Underwriting Agreement (3)

(d)	(i) Specimen Flexible Premium Variable Life Insurance Policy (13)

(ii)	Endorsement (ELCONVNY) (13)

(iii)	Individual Insured Rider (13)

(iv)	Joint Insured Term Rider (13)

(v)	Sunset Option Endorsement (13)

(vi)	Terminal Illness Accelerated Death Benefit Rider (4)

(viii)	Endorsement – Asset Rebalancing (4)

(ix)	Endorsement – Dollar Cost Averaging (4)

(e)	Application for Flexible Premium Variable Life Insurance Policy (6)

(f)	(i) Certificate of Incorporation of AUSA Life (1)

(ii)	Amended and Restated By-Laws of AUSA Life (1)

(g)	Reinsurance Contracts

(i)	Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (11)

(h) (i)	Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (7)

(ii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(iii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(iv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (5)

(v)	Second Amendment to Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(vi)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(vii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (6)

(viii)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (8)

(ix)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (16)

(x)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (16)

(xi)	Amended and Restated Fund Participation Agreement Between Access Variable Insurance Trust and Transamerica dated May 1, 2004 (14)

(xii)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other Affiliated AEGON Companies dated June 10, 2004 (17)

(xiii)	Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON Affiliated Companies dated October 22, 2004 (17)

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered (18)

(l)	Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered (18)

(m) Sample Hypothetical Illustration (18)

(n)	Other Opinions:

(i)	Written Consent of Sutherland Asbill & Brennan LLP

(ii)	Written Consent of Ernst & Young LLP

(o)	Not Applicable

(p)	Not Applicable

(q)	Memorandum describing issuance, transfer and redemption procedures (12)

(r)	(i) Powers of Attorney (9)(10)

(ii)	Peter Kunkel (15)

Ronald F. Mosher (15)

Mark W. Mullin (15)

(iii)	Joseph P. Carusone (17)
James P. Larkin (17)

(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

(5)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(6)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

(9)	This exhibit was previously filed on Initial Registration Statement to Form N-4 Registration Statement dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.

(10)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 17, 2002 (File No. 333-61654) and is incorporated herein by reference.

(11)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(12)	This exhibit was previously filed under Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(13)	This exhibit was previously filed under Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated February 21, 2003 (File No. 33-86696) and is incorporated herein by reference.

(14)	This exhibit was previously filed under Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated April 20, 2004 (File No. 333-61654) and is incorporated herein by reference.

(15)	This exhibit was previously filed under Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.

(16)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.

(17)	This exhibit was previously filed on Post-Effective No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No. 333-61654) and is incorporated herein by reference.

(18)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated April 21, 2004 (File No. 33-86696) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Mark W. Mullin	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
William L. Busler	(2)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
James P. Larkin	(1)	Director
Peter P. Post	(5)	Director
Cor H. Verhagen	(6)	Director
E. Kirby Warren	(7)	Director
Colette F. Vargas	(1)	Director and Chief Actuary
Joseph P. Carusone	(1)	Director
Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel
Peter Kunkel	(1)	Director
Ronald F. Mosher	(8)	Director
Brenda Clancy	(2)	Treasurer

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)	14 Windward Avenue, White Plains, New York 10605

(4)	500 Fifth Avenue, New York, New York 10111

(5)	415 Madison Avenue, New York, New York 10017

(6)	51 JFK Parkway, Shorthills, New Jersey 07078

(7)	P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987

(8)	54 Coronado Pointe, Laguna Niguel, California 92677

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON N.V.	Netherlands	22.23% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
The AEGON Trust Voting Trust Trustees: Donald J. Shepard Joseph B.M. Streppel Alexander R. Wynaendts Craig D. Vermie	Delaware		Voting Trust

AEGON U.S. Holding Corporation	Delaware	225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Canadian Premier Holdings Ltd	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance

Cornerstone International Holdings Ltd	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Stonebridge International Marketing Ltd	United Kingdom	100% Cornerstone International Holding Ltd.	Marketing company

Stonebridge International Insurance Ltd	United Kingdom	100% Cornerstone International Holdings, Ltd.	Insurance company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation owns 10,024 shares (75.58%); AEGON USA, Inc. owns 3,238 shares (24.42%)	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation; AEGON U.S. Corporation	Holding company

RCC North America, LLC	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, LLC	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Corporation LLC	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company LLC	Insurance holding company

Transamerica Financial Life Insurance Company	New York	First AUSA Life Insurance Company and Transamerica Occidental Life Insurance Company	Insurance

Life Investors Insurance Company of America	Iowa	50% First AUSA Life Ins. Company and 50% AUSA Life Insurance Company	Insurance

Apple Partners of Iowa LLC	Iowa	58.13% Monumental Life Insurance Company; 41.87 Peoples Benefit Life Insurance Company	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	Transamerica Holding Company LLC and Transamerica Life Insurance and Annuity Company	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Fund Advisers, Inc.	Florida	78% WRL, 22% AUSA Holding Company	Investment Adviser

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Investors Services, Inc.	Florida	100% AUSA Holding Company	Shareholder services

Transamerica IDEX Mutual Funds	Massachusetts	100% WRL	Mutual Fund

Transamerica Income Shares, Inc.	Maryland	100% WRL	Mutual Fund

World Financial Group Insurance Agency, Inc.	California	100% WRL	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Equity Group, Inc.	Florida	100% WRL	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance

WRL Insurance Agency, Inc.	California	100% WRL	Insurance agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL	Insurance agency

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL	Insurance agency

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

AUSA Holding Company	Maryland	100% Transamerica Holding Company, L.L.C.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company, L.L.C.	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	40.15% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	49% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and Conference Services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Roundit, Inc.	Maryland	50% AUSA Holding Co.	Financial services

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% AUSA Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Principal Underwriter

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Corporation LLC	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company LLC	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 29.	Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a)

AFSG Securities Corporation (“AFSG”) is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C,

Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, Separate Account VA P, Separate Account VA Q, Transamerica Corporate Separate Account Sixteen, Separate Account VA R, Separate Account VA S and Separate Account VA W of Transamerica Life Insurance Company; the Separate Account VA QNY, Separate Account VA BNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account, TFLIC Separate Account VNY, Separate Account BNY, Separate Account VA WNY, and Separate Account VA-2LNY of Transamerica Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B, Separate Account VA U, Separate Account VA V and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; Separate Account VA-8 of Transamerica Life Insurance and Annuity Company; AEGON/Transamerica Series Trust; Transamerica IDEX Mutual Funds; and Transamerica Investors, Inc.

(b)	Directors and Officers of AFSG

Name	Principal Business Address	Position and Offices with Underwriter
Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Thomas E. Pierpan	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c)	Compensation to Principal Underwriter

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions		Commissions
AFSG Securities Corporation	0	0	$2,434,520	(1)	0
	0	0	$2,129,231	(2)	0
	0	0	$2,278,929	(3)	0

(1)	fiscal year 2004

(2)	fiscal year 2003

(3)	fiscal year 2002

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at, 4 Manhattanville Road, Purchase, New York 10577, 4800 140th Avenue North, Clearwater, Florida 33762, or 12855 Starkey Road, Largo, Florida 33773.

Item 32.	Management Services

Not Applicable

Item 33.	Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Wealth Protector Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TFLIC Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 14th day of April, 2005.

TFLIC SERIES LIFE ACCOUNT
Registrant

By:	/s/ MARK W. MULLIN
Mark W. Mullin
Chairman of the Board and President*

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

By:	/s/ MARK W. MULLIN
Mark W. Mullin
Chairman of the Board and President*

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title	DATE

/s/ MARK W. MULLIN	April 14, 2005
Mark W. Mullin, Chairman of the Board and President*

/s/ WILLIAM BROWN, JR.	April 14, 2005
William Brown, Jr., Director*

/s/ WILLIAM L. BUSLER	April 14, 2005
William L. Busler, Director and Senior Vice President*

/s/ PETER KUNKEL	April 14, 2005
Peter Kunkel, Director*

/s/ RONALD F. MOSHER	April 14, 2005
Ronald F. Mosher, Director*

/s/ STEVEN E. FRUSHTICK	April 14, 2005
Steven E. Frushtick, Director*

/s/ JAMES P. LARKIN	April 14, 2005
James P. Larkin, Director*

/s/ PETER P. POST	April 14, 2005
Peter P. Post, Director*

/s/ COR H. VERHAGEN	April 14, 2005
Cor H. Verhagen, Director*

/s/ E. KIRBY WARREN	April 14, 2005
E. Kirby Warren, Director*

/s/ COLETTE F. VARGAS	April 14, 2005
Colette F. Vargas, Director and Chief Actuary*

/s/ JOSEPH P. CARUSONE.	April 14, 2005
Joseph P. Carusone, Director*

/s/ ROBERT F. COLBY	April 14, 2005
Robert F. Colby, Director, Vice President, Assistant Secretary and Counsel*

/s/ BRENDA CLANCY	April 14, 2005
Brenda Clancy, Treasurer*

*	/s/ PRISCILLA I. HECHLER
Signed by Priscilla I. Hechler as Attorney-In-Fact

Exhibit Index

Exhibit No.	Description of Exhibit

26(n)(i)	Consent of Sutherland Asbill & Brennan LLP

26(n)(ii)	Consent of Ernst & Young LLP